UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A
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Mueller Water Products, Inc.
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MUELLER
Mueller Water Products

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

WHERE INTELLIGENCE MEETS INFRASTRUCTURE®

NOTICE OF ANNUAL MEETING

WHEN	WHERE	RECORD DATE
Monday, February 9, 2026; 10:00 A.M., Eastern Time	The Annual Meeting will be held virtually via live webcast at: meetnow.global/MU9QMJT
Only our stockholders at the close of business on December 12, 2025, the record date for voting at the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

ITEMS OF BUSINESS

Board Recommendation
Proposal 1	To elect nine directors	FOR each director nominee
Proposal 2	To approve, on an advisory basis, the compensation of our named executive officers	FOR
Proposal 3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026	FOR
Stockholders will also transact any other business properly brought before the Annual Meeting and any reconvened or rescheduled meeting following any adjournments or postponements thereof.
We use United States Securities and Exchange Commission (“SEC”) rules allowing issuers to furnish proxy materials to their stockholders over the Internet. A Notice of Internet Availability of Proxy Materials or this Proxy Statement will first be mailed to our stockholders on or about December 19, 2025. Please refer to the Notice of Internet Availability of Proxy Materials, proxy materials email or proxy card you received for information on how to vote your shares and to ensure your shares will be represented and voted at the Annual Meeting.
By Order of the Board of Directors.
CHASON A. CARROLL
Corporate Secretary
Atlanta, Georgia
December 19, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON February 9, 2026
This Proxy Statement and our 2025 Annual Report are available at www.proxyvote.com (for beneficial stockholders) and www.edocumentview.com/mwa (for registered stockholders).

PROXY STATEMENT FOR 2026 ANNUAL MEETING 1

LETTER TO STOCKHOLDERS
DEAR FELLOW STOCKHOLDERS,
As we look ahead to our 2026 Annual Meeting of Stockholders (“Annual Meeting”) of Mueller Water Products (“Mueller”), we can each take pride in our fiscal 2025 – keynoted by record setting financial results and an outstanding management team leading an entire organization committed to delivering long-term value to all of our stakeholders.
Fiscal 2025 marked another year of exceptional performance for Mueller, including strong net sales growth and more than a 100 basis points increase in our adjusted EBITDA margin. Our achievements in transforming our business over the past two years have expanded our gross margin by more than 600 basis points. Our team’s unwavering commitment and relentless focus on operational excellence and customer service enabled us to grow volumes and drive meaningful margin expansion, even as they navigated a complex external operating environment. These accomplishments demonstrate the soundness of our strategies – both long and near term, the strength and depth of our leadership team, and the dedication of our talented employees who drive our success every day – building on yesterday and looking forward to tomorrow.
In keeping with the Board’s thoughtful succession planning process, Mr. Thomas Hansen will retire from the Board at the conclusion of our Annual Meeting on February 9, 2026. Tom has been a Board member for almost 15 years, and, throughout his tenure, his valued insights, strategic guidance, and deep experience have been instrumental to Mueller’s success. On behalf of the entire Board, I thank Tom for his dedicated service and his many contributions to Mueller and its stockholders.
We are pleased to announce that Mr. Gregg Sengstack has been nominated for election to the Board at the upcoming Annual Meeting. Gregg joined us as a Board Observer in September of 2025, and has already brought valuable perspectives and expertise to our discussions. We look forward to his election and to benefiting from his deep leadership experience in industrial and manufacturing sectors as Mueller continues to advance its strategic priorities.
As recently announced, Paul McAndrew, President and Chief Operating Officer, will succeed Martie Edmunds Zakas as President and Chief Executive Officer (”CEO”), effective as of the Annual Meeting on February 9, 2026. At that time, if elected, Paul will also join the Board of Directors, while Martie will retire as CEO and from the Board, continuing as a Senior Advisor through December 31, 2026, to ensure a smooth transition.
Paul has been an integral member of Mueller’s leadership team for the last three years, playing a central role in improving our organization, its operations, and financial performance. He brings deep industry expertise, strong relationships across our stakeholders, and a proven record of driving operational excellence and growth. We look forward to his leadership and to working closely with him as he guides our superb organization.
On behalf of the Board and our entire organization, I extend our sincere appreciation to Martie for her extraordinary leadership and contributions to Mueller over the past two decades. Martie has shaped the Company’s culture, driven innovation and transformation, and built significant value for all of our stakeholders. We are deeply grateful for her steadfast leadership and pleased that she will continue to support the organization during this transition period. We wish her all the best in the years ahead.
The Board, Martie, Paul, and our entire team have positioned Mueller well for continued success, driven by a clear strategy, supported by a strong financial foundation, and led by an exceptional team. As we build on our positive momentum, we remain focused on delivering sustainable growth, operational excellence, and long-term value creation for all stakeholders.
On behalf of the Board, our management, and all of our people, I thank you for being a Mueller stockholder and for your continued support of our exemplary organization.
STEPHEN C. VAN ARSDELL
Non-Executive Chair of the Board
2 MUELLER WATER PRODUCTS, INC.

LETTER FROM THE PRESIDENT AND CEO-DESIGNATE
DEAR FELLOW STOCKHOLDERS,
I am deeply honored that the Board has appointed me as Chief Executive Officer of Mueller Water Products, effective February 9, 2026, and nominated me for election to our Board on that date. I want to recognize the dedication and leadership of Martie Edmunds Zakas. Martie’s nearly two decades of service have helped shape Mueller into the company we are today.
Since joining Mueller three years ago, I have witnessed firsthand the passion, expertise, and commitment that our employees bring to our mission. Together, we have improved operational execution, strengthened relationships with our stakeholders and delivered outstanding results. Our achievements, including new records for net sales and adjusted EBITDA in fiscal 2025, are a testament to our employees’ hard work and dedication. The momentum that we have created over the past three years provides us with an opportunity to dream bigger, reach higher and build a company that reflects our highest aspirations.
I look forward to continuing to work closely with our entire organization and all our stakeholders to provide the highest quality products, services and solutions. Our north star will continue to be delivering products, services and solutions that make a real difference for our customers and communities.
As we look forward, my focus is clear…to build on our momentum and position Mueller for sustainable, long-term growth and value creation. To that end, we are sharpening our strategic priorities around commercial and operational excellence, accountability, disciplined capital allocation, innovation and an unwavering commitment to our customers.
I thank the Board for placing their trust in me to lead this extraordinary organization. I am equally grateful to our stockholders for your continued trust and support. We enter this next chapter with confidence, clarity and a shared purpose.
Thank you for your investment in Mueller. I look forward to updating you on our progress in the months ahead.
Sincerely,
PAUL MCANDREW
President and CEO-designate
PROXY STATEMENT FOR 2026 ANNUAL MEETING 3

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.
Company Overview
The Mueller Water Products story began in 1857 when a young machine shop apprentice immigrated to America to establish his first business in Decatur, Illinois. Since then, the Mueller name has become known for innovative water distribution products of superior quality, many of which have become industry standards.
Although the business has undergone many changes throughout the years, our commitment to innovation has never wavered. We are proud of our position as a leading manufacturer and marketer of products, services, and solutions used in the transmission, distribution and measurement of water in North America. We continue to invest, invent and lead in our broad portfolio of products, service and solutions, which include engineered valves, fire hydrants, pipe connection and repair products, metering products, leak detection, pipe condition assessment, pressure management products, and software that provides critical water system data.
This breadth of portfolio enables us to deliver sustainable and efficient solutions that bridge the gap between intelligence and infrastructure, helping our customers deliver important water resources to their communities and empowering the smart cities of the future. We are one of the few companies that can fulfill the needs of water utilities from end to end – at the source, at the plant, below the ground, on the street, and in the cloud. Built on a solid legacy of innovation, we have the expertise and vision to provide advanced infrastructure and technology solutions for transmitting, distributing, measuring, and monitoring water more safely and effectively than ever before, demonstrating why Mueller Water Products is Where Intelligence Meets Infrastructure®. To learn more, visit www.muellerwaterproducts.com.

2025 By the Numbers[1]

~$1.43 billion in Net Sales

~90% Water-focused Products

~92% Net Sales in U.S.

10 Manufacturing Sites

3 Foundries

5 R&D Centers

~3,500 Employees Worldwide

Our Core Values

RESPECT
INTEGRITY
TRUST
INCLUSION
SAFETY
The Mueller Way

Product Categories

Service Brass
Specialty Valves
Pipe Connections and Repair
Technology-enabled Solutions
Fire Hydrants and Iron Gate Valves
Consolidated 2025 Net Sales

End Markets

60-65% Repair and Replacement of Municipal Water Infrastructure

25-30% Residential Construction

~10% Natural Gas Utilities and Industrial Applications

Reporting Segments[2]

Consolidated 2025 Net Sales
Water Flow Solutions
Water Management Solutions

(1)    As of September 30, 2025.
(2)    Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.
4 MUELLER WATER PRODUCTS, INC.

PROXY SUMMARY
Notable Achievements in Fiscal 2025

Financial Accomplishments	•Delivered second consecutive year of record net sales, gross margin, adjusted EBITDA, adjusted EBITDA margin and adjusted net income per diluted share.

Operational Improvements	•Completed the transition to our state-of-the-art brass foundry in Decatur, Illinois, and achieved our lowest total recordable incident rate in Mueller history.

Sustainability Achievements
•Achieved our initial leak detection goal of identifying 7.7 billion gallons of water loss between 2022 and 2027, three years ahead of our target date, and expanded our leak detection goal to identify 18 billion gallons of water loss by 2029.

Leadership and Culture	•Offered a variety of training programs for employees on topics ranging from leadership to skills-based training and much more.

Employee Engagement	•Conducted our annual employee experience survey with year-over-year increases in both participation and engagement.
Highlights of Fiscal 2025 Performance

Focused on Operational Investment and Efficiencies to Increase Long-Term Stockholder Value
We generated net sales of $1,429.7 million, operating income of $260.6 million, net income of $191.7 million, adjusted earnings before interest tax depreciation and amortization (“EBITDA”) of $326.2 million, net income per diluted share of $1.22 (with adjusted net income per diluted share of $1.31) and $219.3 million net cash provided by operating activities (free cash flow of $172.0 million). Adjusted EBITDA, adjusted net income per diluted share and free cash flow are financial measures not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) and are therefore considered non-GAAP measures. See Exhibit A for a reconciliation of non-GAAP to GAAP measures.

Dividend Benefits	Stockholder Value
•We paid stockholders a quarterly $0.067 per share dividend during fiscal 2025, an increase of approximately 4.7% from fiscal 2024.
•We returned $41.9 million to our stockholders through dividends in fiscal 2025.
We repurchased $15 million of our outstanding Common Stock during fiscal 2025.
PROXY STATEMENT FOR 2026 ANNUAL MEETING 5

PROXY SUMMARY
Stockholder Engagement
We believe that strong corporate governance should include regular engagement with our stockholders to discuss various topics, including corporate governance, compensation, performance, strategy, and other matters. With regular engagement with our stockholders, we are able to strengthen our relationships with stockholders and better understand stockholders’ views on our policies and practices and other matters of importance to our business. In 2025, management and the Board continued to reinforce our commitment to building long-term relationships with our stockholders. During the year, we utilized a variety of avenues for engagement including our Annual Meeting of Stockholders, in-person and virtual meetings, quarterly earnings calls, and other investor events and conferences.

Fiscal 2025 engagement included:
•More than ten investor events, including investor and industry conferences and road shows, and regular meetings and calls with current and potential stockholders and research analysts
•Topics of discussion included:
•Drivers of sales growth, including pricing initiatives, end markets, backlog, orders, and volumes
•Impacts of inflationary pressures, as well as recently enacted tariffs, and strategies to offset higher costs, such as targeted pricing actions and operational and supply chain initiatives
•Trends in key end markets, including municipal repair and replacement and new residential construction, potential benefits from the Federal Infrastructure Investment and Jobs Act
•Sustainability-related topics, including strategies to achieve targets and goals for scope 1 and 2 greenhouse gas (“GHG”) intensity, EchoShore® leak detection technology, safety, employee engagement, waste to landfills, and water withdrawal intensity
•Leadership Team and Board Refreshment Update, including the Chief Financial Officer (“CFO”) transition, and the Chief Executive Officer (“CEO”) Succession Plan
•Capital spending plans, including capital investments to expand domestic capacity and capabilities, the transition to a new brass foundry and investments in our iron foundries
•Cash flow expectations, including liquidity and levels of working capital and inventory.
•Capital allocation strategy, including capacity for capital spending, acquisitions, dividends, and share repurchases
•Our 2025 Annual Meeting of Stockholders
We value the stockholder feedback that we receive through our engagement activities.
Sustainability
PRIORITY AND REPORTING
We view sustainability, including environmental, social and governance (“ESG”) practices, as essential to our long-term viability. As an industry leader for more than 168 years, we embrace our responsibilities for sustainability stewardship. We recognize that these responsibilities not only address our commitment to our employees and our facilities, but also extend to our other stakeholders, including our investors, customers, suppliers, and communities.
Access to clean, safe water is essential. With the depletion of freshwater sources, the impacts of climate change and aging water infrastructure, we understand the importance of managing resources from start to finish. As a good steward and leader in water infrastructure, we embrace the opportunity and responsibility to make the world a better place for the benefit of future generations.
In August 2025, the Company published its annual ESG Report, which includes the principal sustainability metrics the Company tracks: water withdrawal/energy usage, GHG emissions and solid waste management. The ESG Report may be
6 MUELLER WATER PRODUCTS, INC.

PROXY SUMMARY
found at https://www.muellerwaterproducts.com/environmental-social-and-governance. Neither our website nor our ESG Report is a part of, or incorporated by reference in, this Proxy Statement.
Throughout 2025, we remained focused on our ESG commitments, which are intended to create value for our stakeholders. We are excited about the progress we are making through our ESG initiatives, which are further described in our ESG Report.
SUSTAINABILITY APPROACH
•Our approach to sustainability programs and initiatives is rooted in and guided by the sustainability reporting standards set forth by the Global Reporting Initiative, the Sustainability Accounting Standards Board, the United Nations Sustainable Development Goals, and the Task Force on Climate-related Financial Disclosures.
•When we first became a publicly traded company in 2006, our Board formed the Environment, Health and Safety Committee to oversee and guide our progress toward smart sustainability, making sustainability a key consideration in our directors’ deliberations and informing their overall approach to risk oversight.
•Management formed the ESG Management Committee in 2020 to further enhance our focus on developing, monitoring, implementing, measuring, and reporting on ESG-related matters.
•Our executive compensation programs include ESG metrics, which highlights our focus on the importance of sustainability.
SOCIAL STEWARDSHIP
•We provide access to benefits and offer programs that are designed to support work-life balance, including physical, financial, and mental health resources for employees and their families.
•We promote and facilitate a high-performance, inclusive workplace, including by embracing diverse experiences and perspectives.
•We utilize a new associate development program to introduce and train new generations of employees entering the Mueller family.
•We partner each year with the American Water Works Association and local organizations providing scholarships, charitable donations, and employee volunteers.
•We drive best practices development and benchmarking through lean principles and our safety excellence and leadership program.
•We focus on the prevention of all injuries with an emphasis on the prevention of serious injuries and fatalities.
•We seek to utilize new technologies and data analytics to drive safety performance improvement.
ENVIRONMENTAL STEWARDSHIP
•We strive to reduce our energy, water, and material usage and to maintain a close watch on key performance indicators.
•We engage our supply chain to improve packaging and freight efficiencies.
•We strive to integrate sustainability key performance indicators into our facilities.
•We invest in the modernization of our facilities.
•We develop and implement programs to upgrade to more energy efficient equipment, utilize reusable material, and implement cutting-edge technology.
•We work to standardize equipment and procedures across all our facilities to promote consistent, efficient manufacturing processes.
GOVERNANCE STEWARDSHIP
•We are committed to maintaining a strong governance structure built on a comprehensive set of corporate governance guidelines that promote the interests of our stakeholders.
•Our Board is led by an independent Chair and supported by fully independent standing committees of the Board.
•We promote director effectiveness through director orientation and mentoring, continuing education and regular Board, committee, and director self and peer evaluations.
•We foster Board and committee independence by conducting frequent executive sessions without the CEO or other members of management present.
PROXY STATEMENT FOR 2026 ANNUAL MEETING 7

PROXY SUMMARY
•For our executive officers and directors, we maintain significant Common Stock ownership guidelines, prohibit hedging and pledging of our securities, and have adopted enhanced clawback policies for executive compensation in the event of financial restatements or misconduct.
•We maintain a robust stakeholder engagement program.
See “Proposal One - Election of Nine Directors — The Board’s Role and Responsibilities — Board Oversight — Environmental, Social and Governance” for information regarding the Company's governance practices.

Proposal One
Election of Nine Directors
The Board recommends a vote FOR each nominee for director.
Director Nominees
Our directors are elected annually by the affirmative vote of a majority of the votes cast. All nominees are independent, except Mr. McAndrew, who has been appointed by the Board as our CEO effective February 9, 2026. In support of the Company's Board refreshment plans, Mr. Thomas Hansen intends to retire at the Annual Meeting. Mr. Gregg C. Sengstack was appointed to the Board as a Board Observer, effective September 23, 2025, and is nominated for election to the Board as a director at the Annual Meeting.
The following table provides summary information about each director nominee. See “Proposal One - Election of Nine Directors — The Board of Directors” for more information about each nominee.

Name and Experience	Age	Director Since	Independent	Board Committees(1)
Christian A. Garcia Former Executive Vice President and Chief Financial Officer of BrandSafway	62	2024
Brian C. Healy Lecturer of Commerce and Associate Director of the Center for Investments and Financial Markets at University of Virginia; Former Managing Director and Co-Head of Mergers and Acquisitions – Americas of Morgan Stanley	55	2024
Paul McAndrew President and Chief Operating Officer of Mueller Water Products, Inc. President and Chief Executive Officer of Mueller Water Products, Inc., effective February 9, 2026	52	New Director Nominee
Christine Ortiz Professor of Materials Science and Engineering and Director, MIT Technology and Policy Program, Institute for Data, Systems, and Society at Massachusetts Institute of Technology	55	2019
Gregg C. Sengstack(3) Former Chairperson, President and Chief Executive Officer of Franklin Electric Co., Inc.	67	New Director Nominee
Jeffery S. Sharritts Former Executive Vice President and Chief Customer and Partner Officer of Cisco	57	2021
Bentina Chisolm Terry President and Chief Executive Officer, Southern Linc and Southern Telecom, Inc. at Southern Company	55	2025
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PROXY SUMMARY

Name and Experience	Age	Director Since	Independent	Board Committees(1)
Stephen C. Van Arsdell(4) Former Senior Partner of Deloitte LLP and Former Chair and Chief Executive Officer of Deloitte & Touche LLP	75	2019
Leland G. Weaver Former President, Water and Protection of DuPont de Nemours, Inc.	45	2025

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
(1)Anticipated committee assignments upon election at the Annual Meeting. The Capital Allocation and Operations Committee was dissolved as of October 1, 2025, and the subject matter addressed by this committee has been and will continue to be overseen by the Board.
(2)Mr. Garcia will be appointed to chair the Audit Committee upon Mr. Hansen’s retirement.
(3)Upon the recommendation of the Nominating and Corporate Governance Committee, in connection with the Board’s refreshment activities, the Board appointed Mr. Sengstack as Board Observer effective September 23, 2025. If elected at the Annual Meeting, Mr. Sengstack will join the Audit Committee.
(4)Mr. Van Arsdell serves as our Non-Executive Chair. See "Proposal One - Election of Nine Directors — Board Structure — Board Leadership Structure” for more information.
Board Nominee Snapshot

INDEPENDENCE	AGE	TENURE	DIVERSITY
8 Independent	6 59 and Younger	6 0 to 3 Years	4 Underrepresented Minorities

1 Not Independent	2 60 to 70	3 4 to 7 Years	2 Women

1 Over 70

PROXY STATEMENT FOR 2026 ANNUAL MEETING 9

PROXY SUMMARY

Proposal Two
Advisory Vote to Approve Executive Compensation
The Board recommends a vote FOR this proposal.
Framework of 2025 Compensation
The following table lists the primary elements of our compensation structure. This overview should be read in conjunction with the more detailed information set forth under “Proposal Two - Advisory Vote to Approve Executive Compensation — Executive Compensation — Compensation Discussion and Analysis.”

Pay Element	Salary	Bonus	Options	RSUs	PRSUs
Recipients			All Named Executive Officers ("NEOs")

Period of Grant	Generally reviewed every 12 months	Annually	Annually	Annually	Annually
Form of Delivery	Cash			Equity

Type of Performance	Short-term emphasis			Long-term emphasis

Performance Measures	—	Mix of financial results and ESG-related operational goals	Value of delivered shares based on stock price on date of exercise	Value of delivered shares based on stock price on vesting dates	Return on Invested Capital ("ROIC") achievement	Relative total shareholder return ("rTSR")
Performance Period/Vesting	Ongoing	1 year	Generally vest annually over 3 years	Generally vest annually over 3 years	Vest at the end of the 3-year award cycle	Vest at the end of the 3-year award cycle
How Payout Determined	Predominantly tied to Peer Group data, with an element of Compensation Committee discretion	Predominantly formulaic (based on performance against goals), with an element of Compensation Committee discretion	Completion of required service period through each vesting date	Completion of required service period through each vesting date	Formulaic (based on performance against goals) for specific performance periods	Formulaic (based on performance against peers) for specific performance periods

CEO TARGET COMPENSATION MIX(1)	OTHER NEOs TARGET COMPENSATION MIX(1)(2)

(1)Excludes Other Compensation. See "Proposal Two - Advisory Vote to Approve Executive Compensation — Executive Compensation Tables — Summary Compensation Table" for total compensation earned.
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PROXY SUMMARY
(2)The bonuses for Ms. Rasmussen and Mr. Heinrichs, both of whom performed the CFO role during fiscal 2025, were combined for the purposes of this calculation.

ANNUAL CASH INCENTIVE
Performance Metric	Relative Weighting
Adjusted EBITDA	50%
Adjusted Net Sales	25%
Adjusted Working Capital as a % of Adjusted Net Sales	15%
ESG-Related Operational Goals	10%

LONG-TERM INCENTIVE

50% Time Based		50% Performance Based

25%	25%	25%	25%
Restricted Stock Units	Stock Options	Relative Total Shareholder Return	ROIC
2025 Performance Highlights Related to Executive Compensation
The Compensation and Human Resources Committee (the “Compensation Committee”) established several performance metrics, including those set forth below, to assess and determine incentive plan compensation earned during fiscal 2025.

Company Results for Performance Evaluation Basis
	Adjusted Net Sales	Adjusted EBITDA	Adjusted Working Capital (as a % of Adjusted Net Sales)	Relative Total Shareholder Return	ROIC
	($ in millions)		%	Percentile	%
2025	1,429.7	326.2	27.7	74th	16.40%
See “Proposal Two - Advisory Vote to Approve Executive Compensation — Compensation Discussion and Analysis — Highlights of 2025 Performance Related to Executive Compensation” for more information and Exhibit A for a reconciliation of the non-GAAP financial measures used in determining executive compensation to GAAP financial results.
Highlights of 2025 Executive Compensation
We design our executive compensation programs to target total compensation (and each principal element of compensation) for our NEOs at or about the 50th percentile of our customized peer group and size-adjusted survey sources. The principal elements of these compensation programs are base salary, annual performance-based cash bonus and long-term incentive compensation, including performance-based equity compensation. Additionally, our NEOs are covered under our broad-based employee benefit plans and executive severance plan. Ms. Zakas and Mr. McAndrew are subject to specific employment agreements and change-in-control severance agreements and do not receive benefits under the executive severance plan.
Our compensation programs continually evolve to incorporate stockholder feedback, market best practices, and performance and retention considerations. Our stockholders have strongly supported our executive compensation program in the past, as exhibited by an affirmative “say-on-pay” vote of approximately 92% and 78% in each of the last two years, respectively.
PROXY STATEMENT FOR 2026 ANNUAL MEETING 11

PROXY SUMMARY
We structure a significant portion of executives’ total compensation as incentive/performance-based compensation.
•We set clear and measurable financial goals for Company performance.
•We assess progress toward strategic priorities when evaluating individual performance.
•We align executive compensation with shareholder value with performance metrics, including rTSR and ROIC.

CEO TOTAL TARGET COMPENSATION(1)	OTHER NEOs TOTAL TARGET COMPENSATION(1)

(1) Excludes Other Compensation. See "Proposal Two - Advisory Vote to Approve Executive Compensation — Executive Compensation Tables — Summary Compensation Table" for total compensation as earned.
Compensation for fiscal 2025 reflects Company performance.
•Our NEOs’ compensation was positively affected by performance in relation to targets set for fiscal 2025.
•Annual cash bonuses earned by Mses. Zakas and Rasmussen and Messrs. McAndrew, Heinrichs, Floyd and Helms were 199.0% of target.
•Long-term compensation based on rTSR is earned and vests as of the end of the applicable three-year cumulative performance period. Long-term compensation based on rTSR granted for the fiscal 2023 to fiscal 2025 performance period was earned at 198.7% of target.
•Long-term compensation based on ROIC is earned and vests as of the end of the applicable three-year cumulative performance period based on the three-year average ROIC performance of each year within the performance period. By way of example, the fiscal 2025 ROIC performance will be calculated by measuring the individual annual ROIC performance of fiscal 2025, fiscal 2026 and fiscal 2027 and dividing by three. Long-term compensation based on ROIC was first granted for fiscal 2023 (with a performance period from fiscal 2023 to fiscal 2025). Long-term compensation based on ROIC performance granted for fiscal 2023 was earned at 200% of target.
•Long-term compensation in the form of time-based restricted stock units and stock options awarded in fiscal 2025 vests annually over a three-year period.
We continue to maintain best practices for executive compensation.
•Our equity incentive plan prohibits the repricing or exchange of equity-based awards without stockholder approval.
•We prohibit hedging and pledging of our Common Stock by executives or directors.
•Our executives and directors are subject to stock ownership guidelines.
•We can “clawback” cash- or equity-based compensation paid to executives under certain circumstances.
•We do not provide excise tax gross-up benefits.
•We design our compensation programs to mitigate risk.
•We require a “double trigger” with respect to vesting of executive officers’ equity awards upon a change-in-control.
See “Proposal Two - Advisory Vote to Approve Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Program Overview”, “— Other Factors Considered by the Compensation Committee” and “— Other Compensation Practices and Policies” for more information regarding our compensation philosophy, structure and developments.
12 MUELLER WATER PRODUCTS, INC.

PROXY SUMMARY

Proposal Three
Ratification of the Appointment of our Independent Registered Public Accounting Firm for Fiscal 2026
The Board recommends a vote FOR this proposal.
The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements and internal control over financial reporting for the fiscal year ending September 30, 2026, subject to negotiation of definitive fee arrangements.

PROXY STATEMENT FOR 2026 ANNUAL MEETING 13

14 MUELLER WATER PRODUCTS, INC.

PROXY STATEMENT FOR 2026 ANNUAL MEETING 15

ELECTION OF DIRECTORS

Proposal One
Election of Nine Directors
The Board recommends a vote FOR each nominee for director.

The Board of Directors
The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for identifying qualified candidates to serve on the Board and recommending nominees to be submitted to our stockholders for election at each annual meeting. After the Governance Committee completes its evaluation of candidates, it presents its recommendation to the Board for consideration and approval.
We strive to maintain a well-rounded Board whose collective body of skills and experience supports achievement of the Company’s strategy. We work to balance industry expertise with independence and the institutional knowledge of longer-tenured directors with the fresh perspectives brought by new directors. The Governance Committee uses a matrix of key skills and experiences to evaluate candidates. The Governance Committee carefully reviews all directors and director candidates in light of these factors based on the context of the current and anticipated composition of the Board and our current and anticipated strategic and operating requirements. In reviewing a director candidate, the Governance Committee considers the following elements as qualifications required of all directors:

•Personal ethics and integrity •Independence	•Collaborative skills •Interpersonal skills	•Commitment •Business acumen
The Governance Committee expects and intends the Board to be composed of directors with diverse backgrounds, skills and experiences. Although the Board does not have a formal policy regarding diversity, diversity is among the criteria considered by the Board when evaluating candidates. Diversity may include gender, race, ethnicity, geographic origin or personal, educational and professional experience. The Governance Committee further believes the backgrounds and qualifications of the directors, considered as a group, should provide an appropriate mix of experience, knowledge and abilities that will enhance the Board’s oversight role.
After almost 15 years of distinguished service as a director on our Board, Mr. Thomas Hansen will retire at the 2026 Annual Meeting. Mr. Hansen has more than 30 years of experience in senior executive positions with multiple companies, including service as a Vice Chair, Executive Vice President, and General Manager. Mr. Hansen’s executive and operational experience have contributed significantly to the Company’s success. His retirement marks the end of a tenure that has laid the foundation for our continuing long-term success — one defined by steady leadership, sound judgment, and an unwavering commitment to excellence. Mr. Hansen has served on multiple Board committees, including as Chair of the Audit Committee. His integrity, intelligence, diligence, and attention to detail have consistently helped to strengthen our governance and financial oversight. Throughout his tenure, Mr. Hansen has always brought a thoughtful, broad perspective on business strategy, capital allocation, employee relations, and operations to the Board and management. We take this opportunity to thank Mr. Hansen for his many years of service, advice, wisdom, and dedication.
Marietta Edmunds Zakas has served as a Board member and CEO since August 2023. She also served as Executive Vice President and CFO from January 2018 to August 2023 and as Senior Vice President, Strategy, Corporate Development and Communications from November 2006 to December 2017. Throughout her career at Mueller, Ms. Zakas has been committed to the Company’s advancement and to the successful execution of our strategy in the interests of all our stakeholders. After many years of distinguished service, Ms. Zakas will retire from the Board and as CEO at the 2026 Annual Meeting. Her contributions to our success are innumerable. Her leadership and foresight have added immeasurable value throughout our organization and to all our stakeholders. We would like to take this opportunity to thank Ms. Zakas for all of her many years of service to the Company, the Board, and our stakeholders. See “Proposal Two
16 MUELLER WATER PRODUCTS, INC.

ELECTION OF DIRECTORS
- Advisory Vote to Approve Executive Compensation — Compensation Discussion and Analysis — 2025 Leadership Transitions and Awards” for information regarding planned leadership changes.
Set forth below is a summary of the key skills and experience reflected in our director nominees.

SKILLS & EXPERIENCE AND LINK TO STRATEGY
	Garcia	Healy	McAndrew	Ortiz	Sengstack	Sharritts	Terry	Van Arsdell	Weaver
Executive Leadership/CEO	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance	✓	✓		✓	✓		✓	✓	✓
Financial/Capital Allocation	✓	✓	✓	✓	✓	✓	✓	✓	✓
Government and Regulatory Affairs		✓		✓		✓	✓	✓
International Business	✓	✓	✓	✓	✓	✓		✓	✓
Mergers and Acquisitions	✓	✓	✓		✓			✓	✓
Multiple-Part Manufacturing	✓		✓	✓	✓				✓
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓
Enterprise Risk Management	✓	✓	✓	✓	✓			✓
Human Capital Management		✓	✓	✓	✓	✓		✓	✓
Health and Safety			✓	✓	✓				✓
Technology			✓	✓		✓	✓		✓
Materials Science and Engineering				✓					✓
Environmental, Social and Governance			✓	✓	✓		✓		✓
Branding				✓	✓	✓	✓
After evaluating each director and the composition of the full Board, the Governance Committee has recommended each nominee identified above for election. If elected, each of the nine individuals nominated for election to the Board will hold office until the 2027 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Each nominee has agreed to serve as a director if elected. However, if for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board. In lieu of designating a substitute nominee, the Board, in its discretion, may reduce the number of directors.

PROXY STATEMENT FOR 2026 ANNUAL MEETING 17

ELECTION OF DIRECTORS
Information about the nominees, including information concerning their qualifications for office, is set forth below:

Christian A. Garcia Age: 62 Independent Director since 2024 Committees:	Key Board Contributions

Mr. Garcia has more than 30 years of financial leadership experience in the industrial services, automotive electronics, energy, software and business equipment industries. He has served as Chief Financial Officer to three public companies, overseeing all aspects of finance, including accounting, financial planning, investor relations, treasury and operational finance.
Through his executive positions, Mr. Garcia brings strategic planning and corporate growth insights to the Board, gained from his involvement in strategic acquisitions, cost optimization, and business model transformation.
Mr. Garcia has broad experience in multiple-part manufacturing from his financial leadership of large global companies, oversight of supply chain operations, and track record of value creation across a number of industrial manufacturing industries.

Professional Experience

BrandSafway, an industrial services company
•Executive Vice President and Chief Financial Officer (2020–2023)
Weatherford International (NASDAQ: WFRD), a multinational oilfield services company
•Executive Vice President and Chief Financial Officer (2020)
Visteon Corporation (NASDAQ: VC), a global automotive electronics manufacturer
•Executive Vice President and Chief Financial Officer (2016–2019)
Halliburton Company (NYSE: HAL), a global energy company
•Senior Vice President and Acting Chief Financial Officer (2015–2016)
•Senior Vice President and Chief Accounting Officer (2014–2015)
•Senior Vice President and Treasurer (2011–2014)
•Senior Vice President, Investor Relations (2008–2011)
•Vice President, Operations Finance (2006–2007)
•Various Roles (1995–2006)

Skills and Qualifications
•Corporate Governance
•Enterprise Risk Management
•Executive Leadership/CEO
•Financial/Capital Allocation
•International Business
•Mergers and Acquisitions
•Multiple-Part Manufacturing
•Strategic Planning

Public Company Boards

•Dana Incorporated (NYSE: DAN) (January 2025–June 2025)
•Bausch Health Companies (NYSE: BHC) (2024–present)
•TETRA Technologies (NYSE: TTI) (2023–present)
•Keane Group, Inc. (formerly NYSE: FRAC) (2017–2019)

Education
•BS, Business Economics, University of the Philippines •MS, Management, Purdue University

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
18 MUELLER WATER PRODUCTS, INC.

ELECTION OF DIRECTORS

Brian C. Healy Age: 55 Independent Director since 2024 Committees:	Key Board Contributions

Mr. Healy is a financial expert with over 25 years of experience in the investment banking industry, advising public and private companies on a wide range of strategic transactions including acquisitions, divestitures, spin-offs and corporate carve-outs, as well as cross-border transactions. His expertise includes advising boards and senior management on all aspects of M&A, including strategic rationale, valuation and financial impact, and negotiation tactics.
During his senior leadership roles at Morgan Stanley, he oversaw business development strategies, financial planning, regulatory compliance and risk mitigation, including evaluating the impacts of regulatory changes and developing response and mitigation strategies.
Mr. Healy also provides perspectives on human capital management, having led and overseen global teams through complex transactions and projects.

Professional Experience

McIntire School of Commerce, University of Virginia
•Lecturer of Commerce, Associate Director of the Center for Investments & Financial Markets (2024–present)
Morgan Stanley (NYSE: MS), a financial holding company that provides various financial products and services
•Managing Director and Co-Head of Mergers and Acquisitions – Americas (2019–2023)
•Managing Director and Global Chief Operating Officer – Investment Banking (2014–2019)
•Managing Director and Head of Firm Strategy and Execution (2012–2014)
•Managing Director - Mergers and Acquisitions (2008–2012)
•Various roles (2000–2008)
Lehman Brothers, a global financial services firm
•Associate, Mergers and Acquisitions (1998–2000)
Raymond James Financial, a financial services firm
•Analyst, Investment Banking (1993–1996)

Skills and Qualifications
•Corporate Governance
•Enterprise Risk Management
•Executive Leadership/CEO
•Financial/Capital Allocation
•Government and Regulatory Affairs
•Human Capital Management
•International Business
•Mergers and Acquisitions
•Strategic Planning

Public Company Boards - NONE

Other Affiliations
•Children’s Aid and Family Services of New Jersey, Board Member (2017–present)

Education
•BS, Commerce – Finance and Accounting, University of Virginia •MBA, University of Chicago

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
PROXY STATEMENT FOR 2026 ANNUAL MEETING 19

ELECTION OF DIRECTORS

Paul McAndrew Age: 52 New Director Nominee Committees:	Key Board Contributions

Mr. McAndrew is a seasoned executive leader with deep experience in global operations, P&L management and industrial business leadership. In his current and former roles, he has directed the Company’s manufacturing operations, supply chain, product management, engineering and commercial functions, providing a strong foundation for operational excellence and strategic growth.
Mr. McAndrew has in-depth knowledge and experience in scaling global businesses, driving operational efficiency and improving competitiveness through his leadership roles at Mueller Water Products, Emerson and Kautex Textron. At Emerson, he played a pivotal role in the successful acquisition and integration of Textron’s Tools and Test business, Greenlee, and at Kautex, he led initiatives that expanded product innovation, strengthened customer relationships and enhanced global operational performance.
He brings proven expertise in multi-country operations, enterprise-level P&L leadership, global supply chain management and cross-functional business integration, with a track record of driving operational improvements, implementing strategic initiatives and delivering measurable value across complex industrial businesses.

Professional Experience

Mueller Water Products (NYSE: MWA)
•President and Chief Operating Officer (2024–present)
•Chief Operating Officer (2023–2024)
•Senior Vice President, Operations and Supply Chain (2022–2023)
Emerson Electric Co. (NYSE: EMR), an engineering and technology company
•Vice President and General Manager, Professional Tools, Commercial & Residential Solutions (2017–2023)
Kautex Textron GmbH & Co. KG, a global automotive supplier
•Vice President (2014–2017)
•Plant Manager (2014)
•Global Engineering Manager (2012–2014)
•Various roles (2002–2012)

Skills and Qualifications
•Enterprise Risk Management
•Environmental, Social and Governance
•Executive Leadership/CEO
•Financial/Capital Allocation
•Health and Safety
•Human Capital Management
•International Business
•Mergers and Acquisitions
•Multiple-Part Manufacturing
•Strategic Planning
•Technology

Public Company Boards - NONE

Education
•BS, Mechanical Engineering – Cardiff University

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
20 MUELLER WATER PRODUCTS, INC.

ELECTION OF DIRECTORS

Christine Ortiz Age: 55 Independent Director since 2019 Committees:	Key Board Contributions

Dr. Ortiz is a distinguished scientist and engineer with over 25 years of experience in research, development, and technological innovation. She has served as a professor at MIT with expertise in materials science and engineering, mechanical engineering, advanced manufacturing, computational engineering design, and sustainability.
During her tenure as MIT’s Dean for Graduate Education, she supported over 7,000 graduate students in 45 graduate degree programs across 5 academic schools. Over her career, Dr. Ortiz has authored over 200 scholarly publications and received more than 30 national and international honors, including the Presidential Early Career Award in Science and Engineering.
Dr. Ortiz also gained significant business innovation and strategic planning experience through founding Station1, an innovative higher education nonprofit institution, and she has led partnerships with over 90 technology-focused startup companies, social enterprises, and nonprofit organizations on innovation-focused research and development projects.

Professional Experience

Massachusetts Institute of Technology (MIT)
•Director, MIT Technology and Policy Program, Institute for Data, Systems, and Society (2024–present)
•Dean for Graduate Education (2010–2016)
•Professor of Materials Science and Engineering (1999–present)
Station1, an innovation-focused nonprofit higher education nonprofit institution
•Founder (2016–present)

Skills and Qualifications
•Branding
•Enterprise Risk Management
•Environmental, Social and Governance
•Executive Leadership/CEO
•Financial/Capital Allocation
•Government and Regulatory Affairs
•Health and Safety
•Human Capital Management
•International Business
•Materials Science and Engineering
•Multiple-Part Manufacturing
•Strategic Planning
•Technology

Public Company Boards
•Enovis Corporation (NYSE: ENOV) (2022–present)

Other Affiliations
•Massachusetts State Apprenticeship Council (2023–present) •Essex County Community Foundation (2018–present)

Education
•BS, Materials Science and Engineering, Rensselaer Polytechnic Institute •MS, Materials Science and Engineering, Cornell University •PhD, Materials Science and Engineering, Cornell University

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
PROXY STATEMENT FOR 2026 ANNUAL MEETING 21

ELECTION OF DIRECTORS

Gregg C. Sengstack Age: 67 New Director Nominee Committees:	Key Board Contributions

Mr. Sengstack is a seasoned public company executive with more than 30 years of experience in international market development, P&L leadership, financial stewardship, and M&A strategy and execution. His career reflects a consistent record of building and transforming global industrial platforms and scaling operations globally.
While serving as Chairperson, President and Chief Executive Officer of Franklin Electric Co., Mr. Sengstack drove significant shareholder value creation, leading a multi-year strategic transformation that saw the company expand its energy systems business, extend its portfolio into the water treatment market, and introduce connected solutions that enhanced product differentiation and recurring revenue opportunities.
He brings to the Board significant executive leadership and strategy expertise including enterprise‑level P&L ownership, international growth and market development, disciplined capital allocation, enterprise risk management, and end‑to‑end value‑creation planning.

Professional Experience

Franklin Electric Co., Inc. (NASDAQ: FELE), a manufacturer and distributor of products and systems focused on the movement and management of water and energy
•Consultant (2025–present)
•Executive Chairperson of the Board (2024–2025)
•Chairperson of the Board and Chief Executive Officer (2014–2024)
•President and Chief Operating Officer (2011–2014)
•President, International and Fueling Group (2005–2011)
•Chief Financial Officer (1999–2005)
•Various Finance Roles (1988–1999)

Skills and Qualifications
•Branding
•Corporate Governance
•Enterprise Risk Management
•Environmental, Social and Governance
•Executive Leadership/CEO
•Financial/Capital Allocation
•Health and Safety
•Human Capital Management
•International Business
•Mergers and Acquisitions
•Multiple-Part Manufacturing
•Strategic Planning

Public Company Boards
•Allegion plc (NYSE: ALLE) (2024–present) •Franklin Electric Co., Inc. (NASDAQ: FELE) (2014–present) •Woodward, Inc. (NASDAQ: WWD) (2011–present)

Other Affiliations
•Indiana Institute of Technology, Chair of the Board of Trustees (2005–present)

Education
•BA, Mathematics and Economics, Bucknell University •MBA, University of Chicago

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
22 MUELLER WATER PRODUCTS, INC.

ELECTION OF DIRECTORS

Jeffery S. Sharritts Age: 57 Independent Director since 2021 Committees:	Key Board Contributions

With over two decades in sales leadership roles with a multinational public company, Mr. Sharritts has deep experience in strategy development, market positioning, branding, and customer engagement with particular expertise in sales and marketing of technology-driven products and services.
Mr. Sharritts provides the Board with unique insights on international business operations and strategic planning. As Executive Vice President for Cisco, he managed a business unit with more than $52 billion of annual sales in over 100 countries, overseeing products in both the commercial and public sector verticals. He also played a central role in expanding Cisco’s commercial sales model to Canada and Latin America.
Additionally, Mr. Sharritts was responsible for overseeing global talent teams, developing effective human capital management programs to attract and retain top technical talent, with a focus on fostering a culture of innovation and transformation to build value.

Professional Experience

Cisco Systems, Inc. (NYSE: CSCO), a multinational technology company that develops, sells, and manufactures networking equipment, software, and services
•Executive Vice President, Chief Customer and Partner Officer (2022–2024)
•Senior Vice President, America Sales (2018–2022)
•Senior Vice President, U.S. Commercial Sales (2014–2018)
•Various sales leadership roles (2000–2018)

Skills and Qualifications
•Branding
•Executive Leadership/CEO
•Financial/Capital Allocation
•Government and Regulatory Affairs
•Human Capital Management
•International Business
•Strategic Planning
•Technology

Public Company Boards - NONE

Other Affiliations
•Georgia Chamber of Commerce, Advisory Board Member (2011–present) •Metro Atlanta Chamber of Commerce, Advisory Board Member (2011–present)

Education
•BS, Business Administration, The Ohio State University

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
PROXY STATEMENT FOR 2026 ANNUAL MEETING 23

ELECTION OF DIRECTORS

Bentina Chisolm Terry Age: 55 Independent Director since 2025 Committees:	Key Board Contributions

Ms. Terry is an accomplished senior executive with over 25 years of experience across a range of functions in the utility industry and a strong track record of driving growth and innovation. She brings valuable perspectives on technology, through her current role leading The Southern Company’s fiber-optic and wireless communications businesses and as the chief architect for Georgia Power’s digital transformation of its Direct-to-Consumer platforms.
Through various executive leadership roles with The Southern Company, Ms. Terry led multiple environmental initiatives and had responsibility for health and safety, providing her with a strong understanding of environmental and sustainability issues.
She also contributes to the Board a strong understanding of regulatory matters and government affairs, demonstrated through her service as General Counsel for Southern Nuclear Operating Company and overseeing the government and regulatory teams for Gulf Power Company, where her efforts led to the company receiving the largest rate increase in its history to ensure continued service reliability and infrastructure upgrades.

Professional Experience

The Southern Company (NYSE: SO), an energy company
•President and CEO, Southern Linc and Southern Telecom (2024–present)
•Senior Vice President, Customer Strategy and Solutions, Georgia Power Company (2021–2024)
•Senior Vice President, Region External Affairs & Community Engagement, Georgia Power Company (2017–2021)
•Vice President, Customer Service and Sales; President, Gulf Power Foundation (2014–2017)
•Vice President, External Affairs & Administrative Services, Compliance Officer, Gulf Power Company (2007–2014)
•General Counsel, Vice President, External Affairs, Compliance Officer and Corporate Secretary, Southern Nuclear Operating Company (2005–2007)
•Other leadership roles with Georgia Power Company (2001–2004)
Progress Energy (formerly NYSE: PGN), a vertically integrated electric and gas utility
•Associate General Counsel (1998–2001)
Troutman Sanders, a national law firm
•Associate, Labor and Employment (1996–1998)

Skills and Qualifications
•Branding
•Corporate Governance
•Environmental, Social and Governance
•Executive Leadership/CEO
•Financial/Capital Allocation
•Government and Regulatory Affairs
•Strategic Planning
•Technology

Public Company Boards - NONE

Other Affiliations

•Competitive Carriers Association, Board Member (2024–present)
•CTIA, Board Member (2024–present)
•International Women’s Forum – Georgia, Board Member (2019–present)
•North Carolina State University Foundation, Chair of the Board of Trustees (2020–present)
•Buckhead/Cascade City Chapter of the Links, Inc., Parliamentarian (2019–present)

Education
•BA, English, North Carolina State University •JD, University of Michigan

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
24 MUELLER WATER PRODUCTS, INC.

ELECTION OF DIRECTORS

Stephen C. Van Arsdell Age: 75 Independent Director since 2019 Committees:	Key Board Contributions

Mr. Van Arsdell has developed extensive leadership, finance, and risk management expertise throughout his nearly four decades at Deloitte and Deloitte & Touche, where he oversaw a national organization of 15,000 professionals providing audit, assurance, risk and capital markets advisory services.
He has significant experience in mergers and acquisitions acquired through advising numerous clients on their M&A activities and overseeing the successful merger of First Midwest Bancorp and Old National Bancorp in his capacity as a corporate director, creating the sixth largest bank in the Midwest.
He also brings deep knowledge in international business and strategic planning, gained through his roles serving Deloitte’s multinational clients and in Deloitte’s international operations as a key member of the Global Audit Leadership Team, where he helped develop the firm’s strategic plans for the global audit practice.

Professional Experience

Deloitte & Touche LLP, a global provider of audit, assurance, risk and capital markets advisory services
•Chair, Chief Executive Officer, and Chief Quality Officer (2010–2012)
•Deputy Chief Executive Officer (2009–2010)
•Various roles of increasing responsibility (1975–2003)
Deloitte LLP, a global provider of audit, consulting, tax, and advisory services
•Senior Partner, Member and Vice Chair of the Board (2003–2009)

Skills and Qualifications
•Corporate Governance
•Enterprise Risk Management
•Executive Leadership/CEO
•Financial/Capital Allocation
•Government and Regulatory Affairs
•Human Capital Management
•International Business
•Mergers and Acquisitions
•Strategic Planning

Public Company Boards
•Old National Bancorp (NASDAQ: ONB) (2022–present) •First Midwest Bancorp (formerly NASDAQ: FMBI) (2017–2022)

Other Affiliations
•Brown Brothers Harriman, Audit Committee Member (2015–2025) •The Morton Arboretum, Board of Trustees, (2015–2024, Chair 2020–2024)

Education
•BS, Accounting, University of Illinois •MAS, University of Illinois •Certified Public Accountant (CPA)

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
PROXY STATEMENT FOR 2026 ANNUAL MEETING 25

ELECTION OF DIRECTORS

Leland G. Weaver Age: 45 Independent Director since 2025 Committees:	Key Board Contributions

Mr. Weaver is an accomplished senior executive with extensive experience across various industries and global markets. His career highlights include building high-performance teams, managing large-scale operations, and driving significant financial growth.
He acquired deep knowledge of the water business through his role as President of the DuPont Water & Protection business, a global business with $6 billion revenue, where he oversaw 34 manufacturing sites and 7,000 employees as well as the strategy to deliver sustainable, technology-based products and solutions for water, shelter and safety.
Mr. Weaver brings to the board both operational and manufacturing experience as well as growth strategy and transformation having held leadership roles within Dupont’s investor relations and business strategy arm, managing relationships with institutional investors and playing a pivotal role in significant corporate transformation initiatives, including the spin-off of DuPont’s Nutrition & Biosciences business and its merger with International Flavors and Fragrances.

Professional Experience

Skills and Qualifications
•Corporate Governance
•Environmental, Social and Governance
•Executive Leadership/CEO
•Financial/Capital Allocation
•Health and Safety
•Human Capital Management
•International Business
•Materials Science and Engineering
•Mergers and Acquisitions
•Multiple-Part Manufacturing
•Strategic Planning
•Technology

DuPont de Nemours, Inc. (NYSE: DD), a global chemicals company
•President, Water & Protection (2021–2025)
•Vice President, Investor Relations (2019–2021)
•Director, Investor Relations (2019)
•Vice President, Americas Commercial, Mobility & Materials (2016–2019)
•Global Business Director, Kalrez (2014–2015)
•Manager, Global Strategic Planning, Performance Polymers (2014)
•Manager, Finance and Marketing, Corporate Executive Office (2013–2014)
•Manager, Sales Accounts, Titanium Technologies (2011–2013)
•Manager, Market Development (2010–2011)
•Various Roles (2003–2008)

Public Company Boards - NONE

Education
•BS, Chemical Engineering, University of Alabama •MBA, Wharton School at the University of Pennsylvania

Chair	Member	A = Audit	C = Compensation	E = EHS	G = Governance	X = Executive
26 MUELLER WATER PRODUCTS, INC.

ELECTION OF DIRECTORS
Board Refreshment/Board Succession Planning
We continued our refreshment program that has introduced eight new directors to the Board since 2019 and has seen the retirement of seven, including Mr. Hansen this year, of our longer-tenured members beginning in 2021. As part of this program, each member of the Board who has served for more than 10 years will have retired by the Annual Meeting. Board refreshment has been undertaken with attentiveness to continually enhancing the Board’s set of relevant skills and diversity of experience and successively strengthening the Board’s oversight capabilities.
The Board believes that thoughtful refreshment is necessary to ensure that the Board remains aligned with the needs of the Company as it evolves. To that end, the Governance Committee regularly assesses director succession and board refreshment, with a focus on maintaining an optimal mix of institutional knowledge, industry expertise and fresh insight among its directors.
Board Tenure Policy
The Board believes that an appropriate mix of tenured directors and newer directors with fresh perspectives is necessary to support a vital and effective Board. Complementing this strategy of refreshment and enhancement is a commitment to making the most of our longer-tenured directors’ experience and knowledge of the Company’s operations. While the Board believes the best interests of the Company are served by taking advantage of all available talent and that a significant degree of continuity year-over-year is beneficial to stockholders, it also believes that age and tenure are important considerations in assessing Board composition. Accordingly, in January 2024, the Board prospectively implemented tenure and age limits of 10 years and 75 years, respectively, and provided discretion to the Board to allow exceptions to these limits if such exceptions would be in the best interest of the Company.
Board Composition
The Board continues to identify and incorporate directors with diverse experiences and perspectives to provide the Company with thoughtful and engaged board oversight. In fiscal 2025, the number of Board members was nine. In fiscal 2026, with the retirement of Mr. Hansen and the addition of Mr. Sengstack, if elected, the number of our Board members will remain nine. Each of our director nominees is independent, except Mr. McAndrew. As demonstrated by the following key metrics, the Board actively seeks highly qualified women, individuals from underrepresented minorities and those with a wealth of diverse skills and talents to join the Board.

As of September 30, 2025	As Nominated

8 of our 9 directors are independent, including the Chair	8 of our 9 director nominees are independent, including the Chair
3 of our 9 directors are women	2 of our 9 director nominees are women
7 of our 9 directors have Corporate Governance experience	7 of our 9 director nominees have Corporate Governance experience
9 of our 9 directors have Executive Leadership/CEO experience	9 of our 9 director nominees have Executive Leadership/CEO experience
4 of our 9 directors are from underrepresented minorities	4 of our 9 director nominees are from underrepresented minorities
PROXY STATEMENT FOR 2026 ANNUAL MEETING 27

ELECTION OF DIRECTORS
Director Nomination Process

In discharging its responsibility related to director nominations, the Governance Committee receives input from other directors and, if applicable, an independent professional search firm. It also considers and evaluates candidates recommended by stockholders, as described below. The Governance Committee utilizes the same process and criteria to evaluate all candidates.
The Governance Committee’s comprehensive evaluation includes multiple stages. The Chair of the Governance Committee interviews each qualified candidate and selects candidates to be interviewed by other members of the Governance Committee. The Governance Committee's evaluation includes a reference and background check, as well as interviews and discussions about the candidate’s qualifications, availability and commitment. The Governance Committee reviews the results of all interviews and makes a recommendation to the full Board with respect to nominating a candidate for election to the Board.
In evaluating candidates, the Governance Committee considers a variety of qualifications, experience, attributes and skills and recognizes that a diversity of knowledge, viewpoints and experience can enhance the Board’s effectiveness. Accordingly, as part of its evaluation, the Governance Committee considers how the candidate’s background, qualifications, experience, attributes and skills may enhance the quality of the Board’s deliberations and decisions.
Set forth below is a summary of the key skills and experience that we have determined to be necessary for the Board as a whole. See “Proposal One - Election of Nine Directors — The Board of Directors” for information concerning each nominee’s relevant skills and experience.
Nomination Process At-a-Glance
1	Establish Candidate Pool
2	Conduct Interview by Chair and Governance Committee Members
3	Perform Reference/Background Check and Governance Committee Interviews
4	Review Results and Recommend

28 MUELLER WATER PRODUCTS, INC.

ELECTION OF DIRECTORS

Skill/Experience	Relevance to Mueller Water Products

Executive Leadership/CEO Experience. Experience serving in top management positions is important since these directors bring perspective in analyzing, shaping and overseeing strategy and the execution of important operational and policy issues at a senior level.

Corporate Governance Expertise. Directors who have corporate governance experience can assist the Board in fulfilling its responsibilities related to the oversight of our legal, environmental and regulatory compliance.

Financial/Capital Allocation Expertise. Knowledge of financial markets, financing and funding operations, accounting and financial reporting processes is important since it assists our directors in understanding, advising and overseeing our capital structure, financing and investing activities, financial reporting and internal control of these activities.

Government and Regulatory Affairs Expertise. Directors who have served in government positions or who have worked extensively with governments, environmental or regulatory bodies can provide oversight of compliance with rules and regulations and insight into working constructively with government, environmental and regulatory bodies.

International Business Experience. Since we manufacture and sell certain of our products outside the United States, directors with global expertise can provide a useful business and cultural perspective regarding significant aspects of our businesses.

Mergers and Acquisitions Experience. Since we have a strategy of selectively pursuing potential acquisitions, directors who have a background in M&A transactions can provide useful insight into developing and implementing strategies for growing our businesses through combination with other organizations.

Multiple-part Manufacturing and Operations Experience. Experience in manufacturing is useful in understanding our research and development efforts, product engineering, design and manufacturing, operations, products and the market segments in which we compete.

Strategic Planning Expertise. We operate in competitive markets, and our businesses are subject to a wide variety of risks. Directors who have strategic planning experience can assist the Board in adopting policies and procedures responsive to the risks we face.

Enterprise Risk Management Experience. In light of the potential financial and reputational damage that can occur when companies fail to oversee compliance and properly manage risk, it is increasingly important to include directors with extensive enterprise risk management experience.

Human Capital Management Experience. We recognize that an engaged and diverse workforce is the foundation of our success, so it is important that our directors have experience with organizational management and talent development, including employee compensation and benefits, engagement and training, and diversity and inclusion.

Health and Safety Expertise. We are committed to responsible and rigorous health and safety oversight. We believe directors with health and safety experience can help drive strong health and safety performance not only at the most strategic level but also throughout the organization.

Technology Experience. Directors with backgrounds in engineering disciplines, computer science, software development and cyber security are increasingly important in light of our strategic focus on manufacturing and product technologies.

Materials Science and Engineering Experience. Directors with a background in these areas are important to our understanding of how metals, nanomaterials and other substances meet the electrical, chemical or mechanical requirements of our products.

Environmental, Social and Governance (“ESG”) Experience. Directors with experience overseeing ESG strategy are important to ensure the Company successfully implements and executes the appropriate strategies for sustainability; diversity, equity and inclusion; and human capital management.

Branding Expertise. Directors who have worked to define and maintain perceptions of the nature and focus of an enterprise, specifically during transformative change, are an invaluable asset.
PROXY STATEMENT FOR 2026 ANNUAL MEETING 29

ELECTION OF DIRECTORS
Director Candidate Recommendations
A stockholder who wishes to submit a director candidate for consideration by the Governance Committee must do so by writing our Corporate Secretary and including the candidate’s biographical data. See “Questions About Voting and the Annual Meeting.”
The Board’s Role and Responsibilities
Overview
Our Board is responsible for overseeing the business affairs of the Company, including regularly monitoring the effectiveness of management’s implementation of strategy, policy, risk mitigation tactics and other decisions. As the Company continues to grow and transform, the Board not only guides management, but also assists in reacting to changing environments. The Board receives regular updates and engages actively with the management team regarding key strategic initiatives, technology trends, competitive and economic changes and other important developments and is also involved in strategic planning and review each year. Combined with management’s execution of our business strategy, the Board’s oversight promotes the creation of long-term stockholder value, with a focus on assessing both the potential opportunities available to us and the risks that we might encounter.
Board Oversight
RISK
While the Board maintains oversight responsibility for how we manage risk, it charges management with assessing and mitigating that risk through the development, implementation and maintenance of the Company's risk management processes. As a result, our internal control environment has been specifically designed to identify and manage risks and to facilitate communication with the Board. Our internal audit department, which reports to the Audit Committee, administers our enterprise risk assessment and, in coordination with our legal and compliance functions, is responsible for ongoing enterprise risk management assessments. It also regularly reports to the Board and its committees on risk-related issues as a complement to our strategic planning process. Additionally, the Audit Committee oversees the risk associated with the Company’s cybersecurity, artificial intelligence (“AI”) and data privacy programs and practices and consults with management regarding various related initiatives. The Audit Committee is also responsible for reviewing cyber, AI and data security matters, including cybersecurity and AI threat and risk mitigation initiatives. The Audit Committee requests that management report to the Audit Committee and/or the full Board regularly on its assessment not only of cybersecurity, but also of the operational, financial and accounting, competitive, reputational and legal risks to the Company. The Board also considers specific risk topics and receives regular reports from the heads of our principal businesses and corporate functions that include discussion of the risks and exposures inherent in their respective areas of responsibility.
The Board executes its risk oversight function both as a whole and through delegation to its committees(1), specifically:

Audit Committee
•Oversees risk management related to accounting and financial reporting, the audit process, internal control over financial reporting and disclosure controls and procedures
•Oversees the internal audit function
•Monitors legal and compliance issues and matters
•Reviews risks and risk mitigation initiatives associated with cybersecurity, AI, and data security matters

Compensation and Human Resources Committee
•Oversees risk management related to the risks and rewards associated with our compensation policies and practices
•Oversees management development and succession planning across senior positions

Environment, Health and Safety Committee •Oversees risk management related to risks directly related to the environment, health and safety areas	Nominating and Corporate Governance Committee •Oversees risk management related to governance structure and processes and risks arising from related person transactions
(1) The Board dissolved the Capital Allocation and Operations Committee as of October 1, 2025, and the subject matter addressed by this committee has been and will continue to be overseen by the Board.
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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
We embrace our ESG responsibilities and strive to effectively address the issues that matter most to our stockholders, employees, customers, suppliers, investors and the communities we serve. We are dedicated to transparency and measurement of our ESG performance as we execute our business strategy and expand our manufacturing reputation and expertise. We believe that a comprehensive ESG approach is more than a matter of process. Our ESG approach has been developed from a foundation of best practices and a desire for environmental, social and governance leadership, integrity and accountability.
Due to the significance of our ESG approach, the Board maintains oversight of the Company’s ESG program, including strategy, initiatives, metrics and policies. To facilitate its oversight, the Board has delegated certain responsibilities to its committees as follows:
•The Audit Committee oversees the appropriateness and reasonableness of the Company's applicable ESG standards, measurement mechanisms and key performance indicators.
•The Compensation Committee oversees matters related to human capital management, including matters relating to employee compensation, benefits, engagement, training, diversity, inclusion and other social matters.
•The Environment, Health and Safety Committee (the “EHS Committee”) oversees matters related to the environmental, materials sustainability and employee health and safety programs.
•The Governance Committee reviews and makes recommendations to the Board regarding the Company’s ESG practices, reviews relevant ESG metrics developed by other Board committees and oversees management’s production of the Company’s ESG Report.
The Company publishes an annual ESG Report, which includes the principal sustainability metrics the Company tracks: water withdrawal/energy consumption, GHG emissions and solid waste management. The most current ESG Report may be found at https://www.muellerwaterproducts.com/environmental-social-and-governance. Neither our website nor the ESG Report is a part of, or incorporated by reference in, this Proxy Statement.
Management Succession Planning
Management conducts annual talent reviews. During these reviews, the executive leadership team discusses succession plans for key positions and identifies top talent for development needed in future leadership roles. The Board maintains a succession and contingency plan for the CEO position as well as other key officer positions.
Corporate Governance Policies and Materials
Our Code of Business Conduct and Ethics (the “Code of Conduct”) applies to all of our employees and directors. We make available an ethics helpline that employees and others may use to anonymously report suspected violations of the Code of Conduct. We will disclose promptly any amendments to, or waivers from, provisions of the Code of Conduct on our website at www.muellerwaterproducts.com, as may be required under applicable rules.
Listed below are some of the Board policies and other materials relating to our corporate governance program that are available on our website. We will also provide copies of any of these policies and materials without charge upon written request to our Corporate Secretary at Mueller Water Products, Inc., 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328. The information on our website is not a part of this Proxy Statement.

•Corporate Governance Guidelines	•Board Committee Charters	•Bylaws
•Code of Business Conduct and Ethics	•Certificate of Incorporation	•Stock Ownership Guidelines

Stockholder Engagement
We believe that strong corporate governance should include regular engagement with our stockholders to enable us to understand and respond to stockholder concerns. Understanding the issues important to our stockholders is critical to ensuring that we address their concerns in a meaningful and effective way. In fiscal 2025, management and the Board, as appropriate, continued to reinforce our commitment to building long-term relationships with our stockholders. As part of our engagement program, we engage with representatives of many of our top institutional stockholders to solicit feedback
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on performance, strategy, vision, risk management, governance and other matters. We strive to be responsive to our stockholders and are committed to continued engagement.
Board Structure
Board Leadership Structure
Our governance documents provide the Board with the flexibility to select the appropriate leadership structure for the Company, and the Board believes separating the roles of Chair and CEO is in the best interest of the Company and its stockholders. Mr. Van Arsdell currently serves as our Non-Executive Chair, and Mr. McAndrew will succeed our current CEO, Ms. Zakas, effective February 9, 2026.
Under our Bylaws, the Chair presides over meetings of the Board and of stockholders, while the CEO has general and active management of our property, business and affairs, subject to the supervision and oversight of the Board.
The Board believes this structure facilitates decisive and effective leadership and, when combined with our other governance policies and procedures, provides appropriate opportunities for oversight, discussion and evaluation of decisions and direction by the Board.
Director Independence
The Governance Committee and the Board annually assess the outside affiliations of each director to determine if these affiliations could cause a potential conflict of interest or interfere with the director’s independence. Our Corporate Governance Guidelines (the “Guidelines”) set forth the categorical standards of independence for the Board. To be considered “independent” for purposes of the director qualification standards:
•The director must meet bright-line independence standards under New York Stock Exchange (“NYSE”) listing standards; and
•The Board must affirmatively determine the director otherwise has no material relationship with the Company directly or as an officer, stockholder or partner of an organization that has a relationship with us. See the Guidelines on our website www.muellerwaterproducts.com for more detail. The information on our website is not a part of this Proxy Statement.
Each of our directors, other than our CEO, and each member of the Audit Committee, the Compensation Committee and the Governance Committee is independent pursuant to the above director qualification standards.
•No member of those committees receives compensation from us other than directors’ fees and no member is an affiliated person of ours (other than by virtue of his or her directorship).
•Members of the Audit Committee meet the additional standards for audit committee members of publicly traded companies required by the Sarbanes-Oxley Act of 2002.
•All members of the Compensation Committee qualify as “non-employee directors” as defined in Rule 16b-3 under the Exchange Act and meet the independence requirements of NYSE listing standards.
Executive Sessions
Our non-employee directors meet at least quarterly in executive sessions at which only non-employee directors are present. Our Non-Executive Chair presides at these sessions.
Board Committee Information
The Board currently has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the EHS Committee. An additional committee, the Executive Committee, meets as needed. Effective October 1, 2025, the Board dissolved the Capital Allocation and Operations Committee (the “Capital Allocation Committee”), which was formed in accordance with the October 2022 Cooperation Agreement entered into between the Company and Ancora Catalyst Institutional, LP and certain of its affiliates. Each member of the Audit, Compensation, Governance and EHS Committees satisfies both the NYSE’s and our definition of an independent director, and the Board has determined that all Audit Committee members are “financially literate” and at least one independent member qualifies as an “audit committee financial expert” under the NYSE listing standards and the rules and regulations of the SEC. The
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Board designated each of Messrs. Hansen, Garcia, Healy and Karl Niclas Ytterdahl as an “audit committee financial expert” during 2025.
Each standing committee meets periodically throughout the year, reports its actions and recommendations to the Board, receives reports from management and annually evaluates its performance. Additional information about the committees is provided below. In addition to being a member of the Executive Committee, Mr. Van Arsdell is an ex officio member of the other standing committees. See the committee charters on our website at www.muellerwaterproducts.com for more detail. The information on our website is not a part of this Proxy Statement.

Audit Committee
CURRENT MEMBERS Hansen(1) (Chair) Garcia Weaver
•Oversees the integrity of our financial statements, financial reporting activities and accounting policies and procedures.
•Selects and oversees the independent registered public accounting firm, approves its services (including both audit and non-audit services) and fees, and evaluates its performance. In its evaluation, the Audit Committee considers the firm’s reputation for independence and integrity, the qualifications and performance of the firm’s personnel and the effectiveness of the firm’s communications, the appropriateness of fees and Public Company Accounting Oversight Board reports on the firm and its peers.
•Selects, reviews and evaluates the lead partner of the audit engagement team.
•Reviews the scope and results of the independent registered public accounting firm’s audits.
•Reviews the scope of the internal audit function, internal audit plans, internal audit reports and corrective actions taken in response to internal audit findings. Evaluates the performance of the internal audit function.
•Oversees our internal accounting systems and related internal control over financial reporting, as well as our financial risk management profile.
•Oversees our legal compliance and ethics programs and the Code of Conduct.
•Reviews risks and risk mitigation initiatives associated with cybersecurity, AI, and data security matters.
•Oversees the appropriateness and reasonableness of the Company's applicable ESG standards, measurement mechanisms and key performance indicators.

11 meetings in fiscal 2025

Compensation and Human Resources Committee
CURRENT MEMBERS Sharritts (Chair) Hansen(1) Healy Terry
•Reviews, approves and administers our executive compensation and equity-based plans.
•Reviews and approves goals and objectives for compensation of our CEO, evaluates performance in relation to these goals and objectives, and determines and approves the compensation of our CEO.
•Reviews and approves the compensation of all executive officers.
•Reviews and recommends the compensation of non-employee directors.
•Reviews and approves stock ownership requirements for officers and directors.
•Oversees an annual risk assessment process related to compensation programs.
•Reviews succession planning across senior positions.
•Oversees matters related to human capital management, including matters relating to employee compensation, benefits, engagement, training, diversity, inclusion and other social matters, including such matters related to the Company’s ESG program.

7 meetings in fiscal 2025
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Environment, Health and Safety Committee
CURRENT MEMBERS Ortiz (Chair) Garcia Weaver Terry
•Reviews policies and procedures related to compliance with laws, regulations and rules pertaining to the environment, health and safety.
•Monitors compliance with health, safety and environmental policies, programs and practices.
•Encourages activities and initiatives that demonstrate sound environmental stewardship.
•Reviews the scope of internal and independent environmental, health and safety audits and assessments.
•Reviews results of internal compliance reviews and remediation projects.
•Supports the Board’s responsibilities relating to sustainability and corporate social responsibility.
•Reviews the Company’s environmental, health and safety performance and related initiatives.
•Oversees matters related to the Company’s environmental, materials sustainability and employee health and safety programs.

3 meetings in fiscal 2025

Nominating and Corporate Governance Committee
CURRENT MEMBERS Healy (Chair) Ortiz Sharritts
•Establishes criteria for and qualifications of persons suitable for nomination as directors and reports recommendations to Board.
•Selects and recommends director candidates to be considered for election.
•Develops and annually reviews the Company’s Corporate Governance Guidelines.
•Oversees the annual Board and committee evaluation process.
•Makes recommendations to the Board related to committee structure and membership.
•Advises the Board regarding corporate governance matters.
•Monitors the orientation and continuing education programs for directors.
•Oversees the development, updating and production of the Company's annual ESG Report, reviews and makes recommendations to the Board regarding our ESG practices and reviews applicable committee ESG metrics.

4 meetings in fiscal 2025

Executive Committee
CURRENT MEMBERS Zakas (Chair) Hansen(1) Healy Sharritts Van Arsdell	•Exercises interim powers delegated to it when a matter requires expeditious Board action or when it would not be practical for the full Board to meet.
2 meetings in fiscal 2025

Capital Allocation and Operations Committee
MEMBERS(2) Zakas (Chair) Hansen(1) Weaver
•Reviews, analyzes, oversees, and makes recommendations to the Board regarding the capital allocation and operations of the Company.
•Identifies opportunities to create value, including in relation to improving production rates, accelerating the completion timeline of the facility modernization projects and overseeing any targeted action plans related to the foregoing.

6 meetings in fiscal 2025
(1)Mr. Hansen will be retiring from the Board at the Annual Meeting and will not stand for reelection.
(2)Reflects Capital Allocation and Operations Committee membership at September 30, 2025. The Capital Allocation and Operations Committee was dissolved as of October 1, 2025, and the subject matter addressed by this committee has been and will continue to be overseen by the Board.

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Board Practices, Processes and Policies
History of Commitment to Good Governance Practices
The Board has always followed a principled framework in carrying out its oversight responsibilities related to the business of the Company. The Board is committed to good corporate governance practices and a sound governance structure that promote the interests of all stockholders. While the underlying guiding principles of the Board remain consistent, the implementation of these principles continues to be flexible and evolves in response to ever-changing business, legal and social environments.
Director Attendance
The Board held 5 meetings in fiscal 2025. Directors fully attended 100% of Board meetings and approximately 97% of the meetings of the Board’s committees in fiscal 2025. Although the Company does not have a formal policy requiring attendance at annual meetings of stockholders, directors are encouraged to attend. Each director nominated for election attended the 2025 Annual Meeting of Stockholders.
Director, Board and Committee Evaluations
Each year, the Guidelines require the Board to conduct an evaluation of its own performance. Additionally, our committee charters require each of our committees to conduct an annual performance evaluation. The Governance Committee is responsible for overseeing the annual assessment process on behalf of the Board and its committees. Throughout the evaluation process, the Governance Committee solicits comments from directors, via self and peer evaluations and committee and Board assessments, to ensure that the Board as a whole, its committees and each director are functioning effectively. The Governance Committee reviews comments from each director to assess directors’ contributions to the Board, evaluates the Board’s contributions to the Company and identifies areas for improvement in the Board’s performance. The Governance Committee discusses its findings with the Board annually regarding ways in which the Board and its committees can improve their key functions.
Director Orientation and Continuing Education
The Guidelines establish recommendations for director onboarding and continued education. All new members of the Board participate in the Company’s new director orientation program, including corporate document and policy reviews, management meetings and site visits. Additionally, directors participate in an in-depth review of the Company strategy and have the opportunity to meet with senior management and obtain insights into the business. All directors are encouraged to participate in continuing education programs, with any associated expenses reimbursed by the Company, to stay current and knowledgeable about the Company’s industry, market and overall environment. Such orientation and continuing education programs are overseen by the Governance Committee.
Corporate Governance Guidelines
Our Board is committed to establishing and maintaining strong corporate governance practices that reflect high standards of ethics and integrity and promote long-term stockholder value.
To that end, our Bylaws provide that our directors must be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Additionally, the Guidelines provide that an incumbent director who fails to receive a majority of the votes cast must tender an irrevocable offer of resignation to the Board. The Board will then consider a number of factors in determining whether to accept or reject the resignation, including the director’s contributions to the Company.
Our corporate governance structure and processes are set forth in our key governance documents, including the Guidelines. The Guidelines govern the operation of the Board and its committees and guide the Board and its committees in the execution of their respective responsibilities. The Governance Committee reviews the Guidelines at least annually, and the Board updates the Guidelines periodically in response to changing regulatory requirements, evolving practices and otherwise as circumstances warrant.
An important aspect of achieving a strong and effective corporate governance structure is to encourage an open dialogue with our stockholders. Accordingly, highlighted below are the key areas of our corporate governance practices that we believe align with common best practices.
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Board Composition and Leadership	✓	Our Board is led by an independent Non-Executive Chair who is not our CEO
	✓	Each of our director nominees, other than our CEO, is independent
	✓	Our directors have complementary and diverse skill sets, backgrounds and experiences and are continually educated on our industry
	✓	Our Board size promotes an open dialogue among directors
Director Elections	✓	We use a majority voting standard in uncontested director elections, and require incumbent directors who fail to receive a majority of the votes cast to tender their resignation
	✓	Directors are elected on an annual basis
Board Committee Structure	✓	We have a well-developed committee structure with clearly understood responsibilities
	✓	With the exception of our CEO’s participation in the Executive Committee, each member of our standing committees is independent
Director Effectiveness	✓	Our Board, committees and directors conduct regular self and peer evaluations, led by our Governance Committee, to assess effectiveness and areas for improvement
Director Responsibilities	✓	Each of our directors has input into the setting of the Board agenda
	✓	Each of our directors has unfettered access to management, and committees have the authority to retain independent advisors
	✓	Our Board frequently meets in executive session without the CEO or other members of management
	✓	Our Board focuses on significant risks and seeks the proper calibration of risk and reward while focusing on the longer-term interests of our stockholders
Director Compensation	✓	We pay a substantial portion of non-employee director compensation in equity grants
Related Person Transactions
The Governance Committee administers a written Related Person Transaction Policy that applies to any transaction or series of transactions in which we are a participant, the amount involved exceeds or may be expected to exceed $120,000 and a related person has a direct or indirect material interest. Under the policy, our General Counsel determines whether a transaction meets the requirements of a related person transaction requiring review by the Governance Committee. Transactions that fall within this definition will be referred to the Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Governance Committee will decide whether or not to approve the transaction and will approve only those transactions that are consistent with the interests of the Company and its stockholders. In addition, the Board has delegated to the Chair of the Governance Committee the authority to pre-approve or ratify any transaction with a related person in which the aggregate amount involved is expected to be less than $500,000.
We did not engage in any transaction during fiscal 2025, and have no currently proposed transaction, in which the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest.
Communicating with the Board
Stockholders and other interested parties may communicate with any of our directors, including our Non-Executive Chair and the Chairs of our committees, or our independent directors as a group, on Board-related issues by writing in care of our Corporate Secretary at our principal executive office address: 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328. Stockholders and other interested persons may also communicate with directors by sending an email message to boardofdirectors@muellerwp.com, or with the Audit Committee by sending an email message to auditcommittee@muellerwp.com. These procedures may change from time to time. Please visit our website at www.muellerwaterproducts.com for the most current means of contacting our directors.
Director Compensation
The Compensation Committee is responsible for reviewing and considering revisions to director compensation. With the assistance of its independent compensation consultant, the Compensation Committee reviews director compensation and compares it to director compensation paid by other companies in the Peer Group described under “Proposal Two -
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Advisory Vote to Approve Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Program Overview — Peer Group Benchmarking and Total Compensation.”
The Board reviews the Compensation Committee’s recommendations and approves the final structure and amounts of director compensation. The Board has determined compensation for non-employee directors should comprise a mix of cash and equity-based awards consistent with the mix and form of payment implemented by other companies in our Peer Group. In addition to utilizing an overall compensation structure consistent with market practice, the Board believes the interests of directors are aligned with the interests of other stockholders by linking a significant portion of director compensation to Common Stock performance. Under our stock ownership guidelines, directors are required to hold at least 50% of the Common Stock acquired through equity-based awards until they own Common Stock equal in market value to at least five times their annual retainer. See “Proposal Two - Advisory Vote to Approve Executive Compensation — Compensation Discussion and Analysis — Other Compensation Practices and Policies — Stock Ownership Guidelines” for more information.
Annual Retainer
Each non-employee director was entitled to receive an annual retainer of $110,000 in fiscal 2025. In addition, the Chairs of the Audit Committee, the Compensation Committee, the Governance Committee and the EHS Committee were entitled to receive chair fees equal to $20,000, $15,000, $10,000 and $10,000, respectively. Non-employee members of the Capital Allocation Committee received an annual retainer of $15,000, but the Board discontinued the $15,000 annual retainer effective February 6, 2025. Our Non-Executive Chair receives $100,000 for serving in this capacity. The annual retainers and chair fees are paid pro-rata quarterly.
Deferred Compensation
The Board adopted the Mueller Water Products, Inc. Directors’ Deferred Fee Plan, as amended, under which non-employee directors may elect to defer all or a portion of their directors’ fees. We make deferred payments in January of the year determined by the non-employee director pursuant to an election filed with our Corporate Secretary. The payments may be made in any calendar year not earlier than the year in which the participant has his or her 72nd birthday or the year of the participant’s termination of his or her services as a director, with the payment made in cash in one, five, ten or fifteen annual installments as determined by the participating director in his or her election form. Former Director Michael Tokarz was the only non-employee director who participated in this plan. Mr. Tokarz’s deferred payments were maintained in a stock equivalent account.
In January 2024, the Board terminated the Directors’ Deferred Fee Plan, approving the survival of the provisions necessary to address Mr. Tokarz’s settlement in January 2025 in the amount of $5,219,157.48.
Equity-Based Awards
Our 2006 Stock Incentive Plan, as amended (the “Stock Plan”) provides that, on the date of each annual meeting of stockholders, we will grant equity-based awards with an economic value determined by the Compensation Committee to each non-employee director who is re-elected to the Board and has served as a director for at least six months. In addition, the Stock Plan provides that each director will receive an initial equity-based grant on the first day following the date on which he or she commences service as a director, the economic value and terms of which to be determined by the Compensation Committee. See “Proposal Two - Advisory Vote to Approve Executive Compensation — Compensation Discussion and Analysis — Other Compensation Practices and Policies — Role of Compensation Consultant in Compensation Decisions.”
On February 6, 2025, each non-employee director, with the exception of Ms. Terry and Mr. Weaver, received equity-based awards in the amount of $130,000, which resulted in the grant of 4,672 restricted stock units (“RSUs”) in accordance with the Stock Plan and related policies. On February 7, 2025, Ms. Terry and Mr. Weaver each received an initial grant of 4,758 RSUs following their election to the Board in accordance with the Stock Plan. These RSUs vest for directors remaining in continuous service through the first anniversary of the grant date, although the Compensation Committee may waive this minimum service requirement. On February 6, 2025, in connection with their retirement from long-tenured service, Ms. Franklin and Dr. Thomas each received an equity-based award in the amount of $130,000, which resulted in the grant of 4,672 RSUs that vest in full on the first anniversary of the grant date.
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Travel Expenses
We reimburse directors for their travel and related expenses in connection with attending Board and committee meetings and related activities.
Director Compensation Summary
The following table shows fiscal 2025 compensation for our current and recently exited non-employee directors.

DIRECTOR COMPENSATION TABLE

	Fees Earned or Paid in Cash ($)			Stock Awards ($)(2)	Total ($)
Name	Annual Retainer ($)(1)	Other ($)	Total ($)
Shirley C. Franklin(3)	43,924	—	43,924	129,975	173,899
Christian A. Garcia	110,000	—	110,000	129,975	239,975
Thomas J. Hansen	135,271	—	135,271	129,975	265,246
Brian C. Healy	116,486	—	116,486	129,975	246,461
Christine Ortiz	120,000	—	120,000	129,975	249,975
Jeffery S. Sharritts	119,729	—	119,729	129,975	249,704
Brian L. Slobodow(3)	43,924	—	43,924	—	43,924
Bentina Chisolm Terry	90,870	—	90,870	129,989	220,859
Lydia W. Thomas(3)	42,167	—	42,167	129,975	172,142
Stephen C. Van Arsdell	210,000	—	210,000	129,975	339,975
Leland G. Weaver	90,870	—	90,870	129,989	220,859
Karl Niclas Ytterdahl(3)	43,924	—	43,924	—	43,924
(1)Includes fees earned as Chair of a committee, as Non-Executive Chair or as a member of the Capital Allocation Committee through February 6, 2025. The annual retainers were prorated for the directors’ periods of service during fiscal 2025, as applicable.
(2)Reflects the grant date fair value of the RSUs granted during fiscal 2025 computed in accordance with the stock-based compensation accounting rules described in our fiscal 2025 consolidated financial statements, which are included in the Company’s 2025 Annual Report. On February 6, 2025, in connection with their retirement from service, long-tenured directors Ms. Franklin and Dr. Thomas each received an equity-based award in the amount of $130,000.
(3)Ms. Franklin, Dr. Thomas and Messrs. Slobodow and Ytterdahl exited the Board at the conclusion of the 2025 Annual Meeting of Stockholders on February 6, 2025.
The following table shows information related to option awards and stock awards made to our current and recently retired non-employee directors that were outstanding at September 30, 2025.

	Option Awards		Stock Awards
	Number of Securities Underlying Options (#)		Number of Shares or Units of Stock That Have Not Vested (#)
Name	Exercisable	Unexercisable
Shirley C. Franklin	—	—	4,672
Christian A. Garcia	—	—	4,672
Thomas J. Hansen	—	—	4,672
Brian C. Healy	—	—	4,672
Christine Ortiz	—	—	4,672
Jeffery S. Sharritts	—	—	4,672
Bentina Chisolm Terry	—	—	4,758
Lydia W. Thomas	—	—	4,672
Stephen C. Van Arsdell	—	—	4,672
Leland G. Weaver	—	—	4,758
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Proposal Two
Advisory Vote to Approve Executive Compensation
The Board recommends a vote FOR this proposal.
We provide our stockholders with the annual opportunity to cast an advisory vote to approve the compensation of our named executive officers. The vote on this proposal represents an additional means by which we obtain feedback from our stockholders about executive compensation. Our Compensation Committee sets executive compensation.
The overall objective of our executive compensation program is to encourage and reward the creation of sustainable, long-term stockholder value. To meet this objective, the Compensation Committee has designed compensation plans for our executive officers that target total compensation at or about the 50th percentile of our Peer Group and size-adjusted survey sources. See “Compensation Discussion and Analysis — Executive Compensation Program Overview — Peer Group Benchmarking and Total Compensation.” A significant portion of our executives’ overall compensation is structured as incentive compensation. For fiscal 2025, incentive compensation represented approximately 84% of our current CEO’s total target compensation (excluding Other Compensation), and an average of approximately 73% of the total target compensation (excluding Other Compensation) of the other named executive officers. We believe an emphasis on both short-term and long-term incentive compensation aligns executives’ and stockholders’ interests. Further, the Company’s results, as measured against the performance metrics established by the Committee in fiscal 2025, produced a performance-based cash incentive compensation payout percentage of 199.0% of target for Mses. Zakas and Rasmussen and Messrs. McAndrew, Heinrichs, Floyd and Helms and a long-term incentive payout percentage of 198.7% for incentives based on rTSR and 200% for incentives based on ROIC for all NEOs, which illustrate rigorous and meaningful targets and highlight the Committee's pay-for-performance philosophy.
We encourage our stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Board and the Compensation Committee believe these policies and procedures are strongly aligned with the long-term interests of our stockholders and are effective in implementing our compensation philosophy and in achieving our strategic goals.
Accordingly, we ask for stockholder approval of the following resolution:
RESOLVED, that the stockholders of Mueller Water Products, Inc. approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in the Company’s proxy statement for the 2026 annual meeting of stockholders.
At the most recent annual meeting of stockholders, approximately 93% of votes cast were in support of the compensation of our named executive officers. The Compensation Committee will once again consider the result of this year’s vote, as well as other communications from stockholders relating to our compensation practices, and take them into account in future determinations concerning our executive compensation program. See “Compensation Discussion and Analysis — Highlights of 2025 Executive Compensation.”
2025 Leadership Transitions
In accordance with the Board’s thoughtful approach to succession planning, on November 6, 2025, the Company announced that Ms. Zakas will retire as the Company’s CEO and as a member of the Board, effective as of February 9, 2026 (the “Transition Date”). In connection with Ms. Zakas’ retirement, the Board appointed Mr. McAndrew as President and CEO, effective as of the Transition Date. Mr. McAndrew has served as the Company’s President and Chief Operating Officer since May 2024. Prior to then, he served as the Company’s Executive Vice President and Chief Operating Officer from August 2023 to May 2024 and as the Company’s Senior Vice President of Global Operations and Supply Chain from November 2022 to August 2023. After more than nineteen years with the Company, serving in multiple roles, Ms. Zakas will transition to Senior Advisor on the Transition Date and serve in such capacity until December 31, 2026. See “Leadership Transition Compensation Matters” for more information on Ms. Zakas’ compensation while serving as a Senior Advisor.
PROXY STATEMENT FOR 2026 ANNUAL MEETING 39

EXECUTIVE COMPENSATION
Pursuant to Mr. Heinrichs’ letter agreement dated September 5, 2024, Mr. Heinrichs served as the Company’s CFO and Chief Legal and Compliance Officer until March 1, 2025 and served as a Senior Advisor to the Company from March 1, 2025 until September 30, 2025. While serving as a Senior Advisor, Mr. Heinrichs was paid a monthly consulting fee of $5,000. Upon transitioning to the Senior Advisor role, he received the following payments and benefits: (i) a cash payment equal to $1,443,750, payable in a lump-sum amount; (ii) a prorated annual bonus for fiscal 2025, determined based on actual performance; (iii) continued vesting under active equity award agreements in accordance with their terms through September 30, 2025; (iv) continued medical and dental coverage for up to 30 months from March 1, 2025, subject to certain requirements, including payment of the premiums; (v) continued group life insurance coverage for 18 months from March 1, 2025; and (vi) continued disability coverage for 18 months from March 1, 2025, subject to certain requirements, including payment of the premiums.
Compensation Committee Interlocks and Insider Participation
During fiscal 2025, none of the members of the Compensation Committee (composed of Jeffery S. Sharritts, Thomas J. Hansen, Brian C. Healy, and Bentina Chisolm Terry) was a former or current officer or employee of the Company or any of its subsidiaries or had any relationships requiring disclosure as a related person transaction. None of our executive officers serves or has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or its Compensation Committee during fiscal 2025.
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Compensation Discussion and Analysis
This Compensation Discussion and Analysis is intended to provide our stockholders with information about our fiscal 2025 compensation program for our named executive officers (“NEOs”) determined in accordance with the applicable SEC rules. Our NEOs for fiscal 2025 include the following officers serving at fiscal year end:

Marietta Edmunds Zakas Chief Executive Officer	Paul McAndrew President and Chief Operating Officer	Melissa Rasmussen Senior Vice President and Chief Financial Officer	Todd P. Helms Senior Vice President and Chief Human Resources Officer	Scott P. Floyd Senior Vice President, Sales and Marketing
In addition, our NEOs for fiscal 2025 include Steven S. Heinrichs who served as Executive Vice President, Chief Financial Officer and Chief Legal and Compliance Officer prior to stepping down effective March 1, 2025.
Highlights of Fiscal 2025 Performance

Focused on Operational Investment and Efficiencies to Increase Long-Term Stockholder Value
We generated net sales of $1,429.7 million, operating income of $260.6 million, net income of $191.7 million, adjusted earnings before interest tax depreciation and amortization (“EBITDA”) of $326.2 million, net income per diluted share of $1.22 (with adjusted net income per diluted share of $1.31) and $219.3 million net cash flow provided by operating activities (free cash flow of $172.0 million). Adjusted EBITDA, adjusted net income per diluted share and free cash flow are financial measures not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) and are therefore considered non-GAAP measures. See Exhibit A for a reconciliation of non-GAAP to GAAP measures.

Dividend Benefits	Stockholder Value
•We paid stockholders a quarterly $0.067 per share dividend during fiscal 2025, an increase of approximately 4.7% from fiscal 2024.
•We returned $41.9 million to our stockholders through dividends in fiscal 2025.
We repurchased $15 million of our outstanding Common Stock during fiscal 2025.
Highlights of 2025 Performance Related to Executive Compensation
The Compensation Committee used several financial and performance elements (including those set forth below) to assess and determine incentive plan compensation earned during fiscal 2025. Our compensation programs continually evolve to incorporate stockholder feedback, market best practices, and performance and retention considerations. See Exhibit A for a reconciliation of the following non-GAAP financial measures used in determining executive compensation to GAAP financial results.
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EXECUTIVE COMPENSATION

Company Results for Performance Evaluation Basis
	Adjusted Net Sales	Adjusted EBITDA(1)	Adjusted Working Capital (as a % of Adjusted Net Sales)(2)	Relative Total Shareholder Return(3) (rTSR)	ROIC(4)
	($ in millions)		%	Percentile	%
2025	1,429.7	326.2	27.7	74th	16.40%
(1)Defined for this purpose as net income plus interest, income tax, depreciation and amortization expenses, adjusted to exclude significant unusual charges and credits.
(2)Adjusted Working Capital as a Percent of Adjusted Net Sales is a non-GAAP measure and means the Average Net Working Capital over the previous five calendar quarters divided by Adjusted Net Sales for the fiscal year, subject to certain applicable adjustments. ‘‘Average Net Working Capital’’ means, as of September 30, 2025, the average of the last five quarter end balances for each of (i) receivables, as reported, plus (ii) inventories, as reported, minus (iii) accounts payable, as reported. For fiscal 2025, there were no adjustments to the working capital as a percent of Adjusted Net Sales.
(3)See “Proposal Two - Advisory Vote to Approve Executive Compensation — Compensation Discussion and Analysis — Long-Term Equity-Based Compensation” for more information on rTSR.
(4)ROIC results for performance-based award granted for fiscal 2023. See “Proposal Two - Advisory Vote to Approve Executive Compensation — Compensation Discussion and Analysis — Long-Term Equity-Based Compensation” for more information on ROIC, including how the ROIC is calculated from the average over the 3-year cumulative performance period.
Highlights of 2025 Executive Compensation
We design our executive officer compensation programs to target total compensation at or about the 50th percentile for comparable executive positions of our Peer Group and size-adjusted survey sources. The principal elements of our compensation program for executives are base salary, annual performance-based cash bonus, long-term incentive equity compensation, broad-based benefit programs and an executive severance plan, as applicable.

We tie our executives' compensation to Company performance.

For fiscal 2025, 54.5% of our current CEO’s total target compensation, and an average of 42.8% of the total target compensation of our other NEOs, could only be earned by meeting performance goals at target.
PERFORMANCE-BASED TOTAL TARGET COMPENSATION(1)

(1) Excludes Other Compensation. See "Proposal Two - Advisory Vote to Approve Executive Compensation — Executive Compensation Tables — Summary Compensation Table" for total compensation as earned.
•Our NEOs’ compensation was positively affected by Company performance in relation to targets set for fiscal 2025.
•Annual cash bonuses earned by our NEOs for fiscal 2025 ranged from $473,851 to $2,038,676 compared with $377,533 to $1,664,562 last year. The bonuses for Ms. Rasmussen and Mr. Heinrichs, who both performed the CFO role during fiscal 2025, were combined for the purposes of this calculation.
•Long-term performance-based compensation based upon rTSR was paid at 198.7% of target for fiscal 2025 compared with a rTSR payout at 144.2% of target last year.
•Long-term performance-based compensation based upon ROIC was paid at 200% of target for fiscal 2025. Long-term performance-based compensation based upon ROIC was first granted for fiscal 2023 (with a performance period from fiscal 2023 to fiscal 2025).

We structure performance-based compensation to pay for performance.
Our Executive Compensation Guiding Principles focus explicitly on performance-based compensation and aligning pay for performance (see following page). 54.5% of our CEO and 42.8% of our NEO’s Target Total Direct Compensation is
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performance-based. We set clear and measurable financial goals for Company performance. In evaluating individual performance, we assess progress toward strategic priorities.

We consider stockholder feedback on executive compensation.

At our 2024 and 2025 annual meetings of stockholders, approximately 78% and 93%, respectively, of the votes cast supported the advisory vote on executive compensation. We carefully consider feedback from our stockholders regarding executive compensation.
“SAY-ON-PAY” SUPPORT

•Based on the stockholder support expressed for our executive compensation programs, the Compensation Committee applied a consistent pay-for-performance philosophy in structuring executive compensation for fiscal 2025.
•Stockholders are invited to express their views or concerns on executive compensation directly to the Chair of the Compensation Committee in the manner described under “Corporate Governance — Communicating with the Board.”

We utilize best practices for executive compensation.

✓	WE DO	✗	WE DON’T
✓	Use incentives to substantially link NEO pay to Company performance	✗	Re-price or exchange equity-based awards
		✗	Permit hedging or pledging of our securities by executives
✓	Require executives to maintain significant stock ownership levels
		✗	Pay dividends on unvested equity-based incentives
✓	Maintain compensation clawback policies	✗	Provide excise tax gross-up benefits
✓	Require a double trigger vesting of executive officers’ equity awards upon a change-in-control

Executive Compensation Program Overview
GUIDING PRINCIPLES
The Compensation Committee has identified the following guiding principles in overseeing the compensation program for our executives:

Stockholder Alignment
•Ensure executives’ realizable wealth is significantly impacted by the value of Common Stock
•Enable all management the opportunity to own stock in the Company to create an ownership mindset
•Require executives to hold a meaningful Common Stock ownership amount
•Emphasize and appropriately balance short- and long-term performance

Differentiate Pay Based on Performance and Value
•Differentiate compensation in a way that recognizes the value that each person contributes both individually and collectively with other Company executives to attract and retain talent
•Compensate based upon individual skills, experience, role and value to the Company
•Measure performance based upon overall Company and individual contributions
•Hold executives accountable for short-term incentive performance and long-term incentive performance of the Company

PROXY STATEMENT FOR 2026 ANNUAL MEETING 43

EXECUTIVE COMPENSATION

Market Competitiveness
•Develop comparator groups based on the Company’s unique requirements for a blend of core industrial and technologically advanced products, general industry skills and in recognition of where we source and lose talent
•Use different comparator groups based upon the required skills for each position type and level
•Use external competitive market data to inform, not dictate, our compensation decisions

Pay Positioning, Pay Mix, and Award Realization
•Evaluate Total Direct Compensation (TDC, i.e., salary, annual incentives, and long-term incentives) based on both internal and external market comparisons
•Utilize Total Remuneration (TDC plus benefits and perquisites) to provide Company executives a competitive (median) market-based package
•Balance TDC in a way that emphasizes both cash and equity ownership
•Emphasize at-risk compensation (i.e., performance-based incentives) for executives

PEER GROUP BENCHMARKING AND TOTAL COMPENSATION
Each year, the Compensation Committee’s compensation consultant collects Peer Group compensation data, as well as survey data from multiple leading providers and prepares an executive benchmarking study using a market analysis to size-adjust the market data for our net sales size as a whole. The Compensation Committee, with input from its independent compensation consultant, reviews the prior year Peer Group. This comprehensive review focuses on companies that have similar industries for the Company’s talent market, relevant and appropriate size and business model screening criteria (e.g., well-managed companies; water, fluid, and flow control products manufacturers; municipality, utility, residential and non-residential construction customer base; and technology-leaning organizations), and are publicly traded or otherwise file financial statements with the SEC. We believe the resulting Peer Group provides a valid and appropriate comparison for the Company’s executive compensation program and governance practices. For fiscal 2025, the Compensation Committee made no changes to the previous year’s group. The Peer Group for fiscal 2025 consisted of the companies listed below.

Fiscal 2025 Peer Group		The Compensation Committee targets total compensation at or about the 50th percentile of the Peer Group and size-adjusted survey sources
Advanced Drainage Systems, Inc.	Helios Technologies, Inc.
Badger Meter, Inc.	IDEX Corporation
Chart Industries	Itron, Inc.
Columbus McKinnon Corporation	ITT Inc.
Crane Co.	Kadant Inc.
Enerpac Tool Group Corp.	Lindsay Corporation
EnPro Industries, Inc.	Valmont Industries, Inc.
ESCO Technologies Inc.	Watts Water Technologies, Inc.
Franklin Electric Co.	Zurn Elkay Water Solutions Corporation
Graco Inc.
The Compensation Committee regularly reviews the target total compensation of each executive and compares it to the total compensation for comparable executive positions in the Peer Group and the size-adjusted survey sources. The Compensation Committee targets total compensation at or about the 50th percentile of the Peer Group and size-adjusted survey sources, subject to individual adjustments based on experience, length of service, individual performance and other factors deemed appropriate by the Compensation Committee.
For fiscal 2026, the Compensation Committee, with input from its independent compensation consultant, reviewed and updated our peer group to ensure that it remains reflective of our talent market, relevant and appropriate size, and business model screening criteria. The Compensation Committee adopted a revised peer group of 19 companies, which removes three companies, including Chart Industries, Columbus McKinnon and Helios Technologies, that fail screening criteria related to market premiums, total shareholder return and return on invested capital. The revised peer group adds three companies that better align with the Company’s size and financial performance requirements, including Flowserve Corporation, A.O. Smith Corporation and AAON, Inc. The revised peer group will be used in making compensation decisions with respect to fiscal 2026.
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Compensation Elements
The following table lists our primary elements of compensation. Each element is targeted at or about the 50th percentile for comparable positions in the Peer Group and size-adjusted survey sources.

Pay Element	Salary	Bonus	Options	RSUs	PRSUs
Recipients			All Named Executive Officers ("NEOs")

Period of Grant	Generally reviewed every 12 months	Annually	Annually	Annually	Annually
Form of Delivery	Cash			Equity

Type of Performance	Short-term emphasis			Long-term emphasis

Performance Measures	—	Mix of financial results and ESG-related operational goals	Value of delivered shares based on stock price on date of exercise	Value of delivered shares based on stock price on vesting dates	Return on Invested Capital ("ROIC") achievement	Relative total shareholder return ("rTSR")
Performance Period/Vesting	Ongoing	1 year	Generally vest annually over 3 years	Generally vest annually over 3 years	Vest at the end of the 3-year award cycle	Vest at the end of the 3-year award cycle
How Payout Determined	Predominantly tied to Peer Group data, with an element of Compensation Committee discretion	Predominantly formulaic (based on performance against goals), with an element of Compensation Committee discretion	Completion of required service period through each vesting date	Completion of required service period through each vesting date	Formulaic (based on performance against goals) for specific performance periods	Formulaic (based on performance against peers) for specific performance periods
SALARY
The Compensation Committee regularly compares the salary of each executive to the 50th percentile of comparable executives in the Peer Group and size-adjusted survey sources and uses this benchmark as a guide. Salaries for the NEOs are adjusted, as appropriate, annually on February 1. The Compensation Committee approved the following salaries for our NEOs in fiscal 2025.

Name	Annual Salary Rate at September 30, 2025 ($)	Annual Salary Rate at September 30, 2024 ($)	Salary Increase (%)
Marietta Edmunds Zakas	947,250	900,000	5.3
Paul McAndrew	582,400	560,000	4.0
Melissa Rasmussen	550,000	—(1)	—
Steven S. Heinrichs	—(2)	550,000	—
Todd P. Helms	400,794	389,120	3.0
Scott P. Floyd	426,969	388,154	10.0
(1)    Ms. Rasmussen joined the Company on March 2, 2025 at an annual salary rate of $550,000.
(2)    Mr. Heinrichs’ date of separation of service and transition to the role of Senior Advisor was effective March 1, 2025.
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EXECUTIVE COMPENSATION
ANNUAL CASH INCENTIVE AWARDS
The annual cash incentive plan rewards our named executive officers for achieving key financial metrics, which drive our operating results and enhance stockholder value. The Compensation Committee targets annual cash incentive compensation for each executive at the 50th percentile of comparable executives in the Peer Group and size-adjusted survey sources. Based on actual achieved performance against performance goals, each NEO may earn between 0% and 200% of her or his annual cash target opportunity. For fiscal 2025, the Compensation Committee selected two types of performance metrics: (i) financial goals (weighted 90%) and (ii) ESG-related performance metrics (weighted 10%). The financial goals related to adjusted EBITDA, adjusted working capital (as a % of adjusted net sales) and adjusted net sales. The Compensation Committee selected these financial metrics to encourage our NEOs to focus on generating income from continuing operations and enhancing long-term stockholder value. The ESG-related performance metric was tied to reductions in total recordable incidence rates and key performance indicators for sustainability, including reduction of GHG intensity and water withdrawal, and specific activities identified as leading safety indicators. The Compensation Committee selected these metrics because they promote, drive and support the Company’s ESG initiatives and performance. All financial performance goals were set with minimum (or threshold), target and maximum objectives for each goal as described in the “2025 Annual Performance Targets and Results” table below.

2025 ANNUAL PERFORMANCE TARGETS AND RESULTS

						Weighted Aggregate Actual % of Target 199.0%
Metric	Weight (% of Target Bonus)	Results Required to Achieve Bonus ($ in millions, except for percentages)(1)			Actual 2025 Payout Factor (% of Target Bonus) unweighted

		Threshold (50%)	Target (100%)	Maximum (200%)
Adjusted EBITDA	50.0%				200.0%
Adjusted Net Sales	25.0%				200.0%
Adjusted Working Capital as a % of Adjusted Net Sales	15.0%				200.0%
ESG	10.0%	—	—	—	190.0%
(1)See Exhibit A for a reconciliation of non-GAAP to GAAP measures.

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FISCAL 2025 ANNUAL CASH INCENTIVE AWARDS
Based on actual performance against the performance goals as set forth above, each NEO earned 199.0% of her or his annual cash target opportunity for fiscal 2025. The table below shows each NEO’s annual cash target opportunity and the amount of the annual cash bonuses paid to each NEO.

	At Target Performance		At Actual Performance
Name	% of Salary	Amount ($)	% of Target	Amount ($)(1)
Marietta Edmunds Zakas	110%	1,024,460	199.0%	2,038,676
Paul McAndrew	75%	431,139	199.0%	857,966
Melissa Rasmussen	70%	224,671	199.0%	447,096
Steven S. Heinrichs	70%	159,274	199.0%	316,955
Todd P. Helms	60%	238,116	199.0%	473,851
Scott P. Floyd	60%	248,333	199.0%	494,183
(1)    Each of Ms. Rasmussen’s and Mr. Heinrichs’ bonus payment was prorated based on the number of days of service during fiscal 2025.
LONG-TERM EQUITY-BASED COMPENSATION
The long-term incentive program aligns the interests of our NEOs with those of our stockholders and rewards our NEOs for achieving key metrics. This program drives operating results, enhances stockholder value and helps retain our NEOs. Due to the rules for how the grant date fair value of long-term incentive awards must be calculated for accounting purposes, the 2025 Summary Compensation Table may not reflect the same stock option and PRSU values described below. In addition, accounting values can increase or decrease each year, causing volatility in the long-term incentive awards reported. For fiscal 2025, the Compensation Committee set each NEO’s target long-term compensation value at or about the 50th percentile of comparable executives in the Peer Group and size-adjusted survey sources.
For fiscal 2025, fiscal 2024 and fiscal 2023, the NEOs’ target long-term compensation value was allocated 50% in the form of performance-based restricted stock units (“PRSUs”), 25% in the form of time-based stock options and 25% in the form of time-based restricted stock units (“RSUs”). The PRSUs are based 50% on rTSR performance ("Market Units") and 50% on ROIC (“ROIC Units”).
PERFORMANCE-BASED RESTRICTED STOCK UNITS
The following are the key aspects of the PRSUs awarded, granted, earned and/or vested in fiscal 2023, fiscal 2024 and fiscal 2025:
•For each of fiscal 2023, fiscal 2024 and fiscal 2025, 50% of each NEO’s target long-term incentive compensation value was awarded in PRSUs. The number of PRSUs awarded was equal to the target value divided by the share price of our Common Stock on the date of award. As noted above, the PRSUs comprise 50% Market Units and 50% ROIC Units.
•Market Units:
◦The rTSR is measured by, during the applicable performance period, computing the total shareholder return of each company that was in the S&P 600 SmallCap Industrial Index at the beginning of the applicable performance period (the “TSR Group”) and comparing the Company’s total shareholder return results thereto in order to determine the percentile ranking within the TSR Group.
◦The Market Units consist of a single tranche and vest on a 3-year cumulative performance period against the applicable index.
◦The Compensation Committee establishes the performance period target related to the Market Unit award on the grant date of the award.
◦At the end of the 3-year award period, the Compensation Committee confirms actual performance against the applicable performance target.
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EXECUTIVE COMPENSATION
◦The number of shares of our Common Stock earned at the conclusion of each Market Unit performance period may range from zero to two times the number of target Market Units awarded, based on the level of achievement against the applicable performance period target.
•ROIC Units:
◦ROIC Units consist of a single tranche and vest on a 3-year cumulative performance period.
◦The Compensation Committee establishes a ROIC Unit performance target for the performance period on the grant date of the award.
◦At the conclusion of the performance period, the performance achieved each year during the performance period is averaged for a final achievement amount.
◦The number of shares of our Common Stock earned at the conclusion of the applicable ROIC Unit performance period may range from zero to two times the number of target ROIC Units initially awarded, based on the level of final achievement against the applicable performance period target.
•PRSUs Generally:
◦All PRSUs are settled in shares of Common Stock.
◦To receive shares of Common Stock in settlement of PRSUs, the NEO must normally be employed through the last day of the 3-year award cycle.
◦PRSUs do not convey voting rights or accrue dividends until vested.
PERFORMANCE MEASURES AND RESULTS FOR FISCAL 2025
The applicable performance targets for the performance period for PRSUs awarded for fiscal 2023 (vested September 30, 2025), fiscal 2024 (vesting September 30, 2026) and fiscal 2025 (vesting September 30, 2027) were each based on 50% rTSR and 50% ROIC performance.
The Compensation Committee determined the rTSR target using benchmark data from the S&P 600 SmallCap Industrial Index (based upon a 20-trading day average) and assistance from an independent compensation consultant. For fiscal 2023, fiscal 2024 and fiscal 2025 grants, the performance necessary to earn 100% of Market Unit target payout requires the rTSR to be in the 50th percentile, and the performance necessary to earn the minimum of 50% and a maximum of 200% of Market Unit target payout requires the rTSR to be in the 25th and 75th percentile, respectively. For the fiscal 2023 Market Unit grant, the performance during the actual performance period resulted in a Company rTSR in the 74th percentile, resulting in an achievement of 198.7%.
The Compensation Committee determined the ROIC target using benchmark data from the Peer Group and assistance from the Company’s independent compensation consultant. “ROIC” is defined for this purpose as the quotient obtained by dividing the Adjusted Return by Invested Capital. “Adjusted Return” means the net operating profit after tax, which is the adjusted operating income multiplied by (one minus the Company’s effective tax rate)1, excluding charges relating to: strategic reorganization and other charges, non-cash impairments, legal settlements, severance, product liability charges, one-time impact of significant and/or retroactive tax law changes if not contemplated in the ROIC target, other adjustments to conform to adjustments in earnings release, and any other adjustment approved by the Compensation Committee. “Invested Capital” means total assets less liabilities, excluding cash and debt, with average of five quarter-end balances for each year for invested capital. For fiscal 2025 awards, vesting at the end of fiscal 2027, the performance necessary to earn at least 50% of ROIC Unit target payout requires annual ROIC of 12.50%, the performance necessary to earn 100% of ROIC Unit target payout requires ROIC of 14.50%, and the performance necessary to earn the maximum 200% of ROIC Unit target payout requires ROIC of at least 17.00%. For fiscal 2024 awards, vesting at the end of fiscal 2026, the performance necessary to earn at least 50% of ROIC Unit target payout requires annual ROIC of 9.50%, the performance necessary to earn 100% of ROIC Unit target payout requires ROIC of 11.25%, and the performance necessary to earn the maximum 200% of ROIC Unit target payout requires ROIC of at least 13.50%. For fiscal 2023 awards, which vested at the end of fiscal 2025, the performance necessary to earn at least 50% of ROIC Unit target payout required annual ROIC of 9.50%, the performance necessary to earn 100% of ROIC Unit target payout required ROIC of 11.25%, and the performance necessary to earn the maximum 200% of ROIC Unit target payout required ROIC of at least 13.50%. Actual ROIC performance for the fiscal 2023 awards’ fiscal 2025 performance period was 21.48%. Actual ROIC performance for the fiscal 2023 awards’ fiscal 2024 performance period was 16.60%. Actual ROIC performance for the fiscal 2023 awards’ fiscal 2023 performance period was 11.11%. Accordingly, the average ROIC performance over the fiscal 2023 awards
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performance period was 16.40%, with the achievement amount equal to 200% of the target. See “Executive Compensation Tables — Grants of Plan-Based Awards Table” for additional information.
1 For the fiscal 2025 awards, this multiplier was changed to (one minus the Company’s adjusted effective tax rate).

PRSU PERFORMANCE MEASURES AND RESULTS FOR PERFORMANCE PERIOD ENDED FISCAL 2025

PRSU AWARD ISSUANCES
Common Stock to be issued related to PRSUs awarded in fiscal 2024 (for the three-year award cycle from fiscal 2024 through fiscal 2026) and fiscal 2025 (for the three-year award cycle from fiscal 2025 through fiscal 2027) will not be issued until the Compensation Committee confirms performance results for the fiscal 2026 and fiscal 2027 performance periods, respectively. Shares of Common Stock issued in December 2025 to NEOs for the PRSUs awarded in fiscal 2023 (for the three-year award cycle from fiscal 2023 through fiscal 2025) and vested in fiscal 2025 are set forth on the following page:
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EXECUTIVE COMPENSATION

Year of Award	Performance Period
	Fiscal 2023	Fiscal 2024	Fiscal 2025	Fiscal 2026	Fiscal 2027

Fiscal 2023	Vested 2023 Market Unit Awards (1 Tranche)

Vested 2023 ROIC Unit Awards (1 Tranche)

Fiscal 2024		Future Vesting of 2024 Market Unit Awards (1 Tranche)

Future Vesting of 2024 ROIC Unit Awards (1 Tranche)

Fiscal 2025			Future Vesting of 2025 Market Unit Awards (1 Tranche)

Future Vesting of 2025 ROIC Unit Awards (1 Tranche)

PRSU SETTLEMENTS OF FISCAL 2023 AWARD

	Performance Period	Total Issued Number of Shares
	Fiscal 2023 Through Fiscal 2025(1)
Name	Number of Shares Earned
Marietta Edmunds Zakas	74,248	74,248
Paul McAndrew	39,300	39,300
Melissa Rasmussen	—	—
Steven S. Heinrichs	54,585	54,585
Todd P. Helms	39,300	39,300
Scott P. Floyd	34,935	34,935
(1)Fiscal 2025 shares (granted for fiscal 2023) issued includes shares awarded based 50% on rTSR and 50% on ROIC performance.
TIME-BASED RESTRICTED STOCK UNITS
For fiscal 2025, 25% of each NEO’s target long-term incentive compensation value was awarded in RSUs. The number of RSUs awarded was equal to the compensation value divided by the price of our Common Stock on the date of award. Typically, one-third of the RSUs awarded vest on each anniversary of the award date. See “Executive Compensation Tables — Grants of Plan-Based Awards Table.”
TIME-BASED STOCK OPTIONS
For fiscal 2025, 25% of each NEO’s target long-term incentive compensation value was awarded in stock options. The number of stock options awarded was equal to the compensation value divided by the grant date fair value of our Common Stock on the date of award. Normally, one-third of the stock options awarded vest on each anniversary of the award date subject to continuing service. Due to the rules for how the grant date fair value of long-term incentive awards must be calculated for accounting purposes, the 2025 Summary Compensation Table may not reflect the same stock option values described above. In addition, accounting values can increase or decrease each year, causing volatility in the long-term incentive awards reported. The amounts reported in the Option Awards column in the 2025 Summary Compensation Table represent the grant date fair value of stock option awards granted under the Stock Plan to each of the NEOs, calculated in accordance with ASC Topic 718. We use a Black-Scholes model when determining the grant date fair value of stock options. For information on the assumptions used by us in calculating these values, see Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended September 30, 2025. To see the
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value actually received upon exercise of options by the NEOs in fiscal 2025, refer to our Annual Report on 2025 Option Exercises and Stock Vested table in this Proxy Statement. Outstanding option awards are reflected in the 2025 Outstanding Equity Awards table in this Proxy Statement. Also see the “Executive Compensation Tables — Grants of Plan-Based Awards Table” for additional information.
TIMING OF EQUITY AWARDS
While the Compensation Committee may grant equity-based awards at any of its scheduled meetings or by unanimous written consent, it generally establishes awards for executives at its last regularly scheduled meeting of the calendar year, except for awards related to promotions or new hires. Awards approved during scheduled meetings become effective and are priced as of the date of approval. Awards approved by unanimous written consent become effective and are priced as of a predetermined future date. All stock options have a per-share exercise price equal to the closing stock price on the NYSE on the date of the award. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such awards, and the Company’s release of material nonpublic information is not timed with the purpose of affecting the value of executive compensation.
LEADERSHIP TRANSITION COMPENSATION MATTERS
In November 2025, the independent members of our Board, upon the recommendation of our Compensation Committee, with assistance from independent advisors, entered into agreements addressing the compensation for Ms. Zakas and Mr. McAndrew in each of their new roles of Senior Advisor and President and CEO, respectively.
2025 LEADERSHIP TRANSITIONS AND AWARDS
In connection with Mr. McAndrew’s appointment as President and CEO, effective as of the Transition Date, Mr. McAndrew will receive an annual base salary of $915,000, a target annual bonus opportunity for fiscal year 2026 equal to 100% of his base salary (pro-rated as of the Transition Date) and a target long-term incentive opportunity equal to 370% of Mr. McAndrew’s base salary, minus the long-term incentive opportunity granted to Mr. McAndrew in December 2025 (the “2026 LTI Grant”). The 2026 LTI Grant will be granted in the form of stock options (25%), RSUs (25%) and PRSUs (50%). The stock options and restricted stock units will vest ratably over a three-year period. The PRSUs will be subject to the same performance cycle and criteria as the PRSUs granted to Mr. McAndrew in December 2025.
In connection with Ms. Zakas’ transition to Senior Advisor on the Transition Date, she will be paid her current base salary, pro-rated from the Transition Date to December 31, 2026 (“Transition Period”). Additionally, Ms. Zakas will receive the following payments and benefits: (i) a prorated annual bonus for fiscal year 2026, determined based on the greater of target and actual performance, (ii) a reduced fiscal year 2026 equity award, to be granted as performance-based restricted stock units with a grant date value of $2,000,000, (iii) COBRA continuation coverage with monthly payments equal to 150% of the applicable monthly COBRA rate for the first 12 months of coverage (which coverage may be extended for an additional 24 month period at Ms. Zakas’ expense), (iv) continued group life insurance coverage through June 30, 2028, (v) reimbursement for financial planning services of up to $20,000 and (vi) reimbursement for up to $25,000 in legal fees. Ms. Zakas’ equity outstanding awards will remain eligible to vest during the Transition Period pursuant to the terms of the applicable incentive plans and award agreements.
RETIREMENT BENEFITS
We offer retirement benefits to our NEOs and other employees intended to provide a competitive source of retirement income. These retirement benefits are provided through the vehicles described below.
RETIREMENT SAVINGS PLAN APPLICABLE TO EMPLOYEES GENERALLY
The Mueller Group LLC Retirement Savings Plan is a 401(k) plan that provides retirement benefits for our non-union employees and those of our participating subsidiaries. Each of our NEOs participated in the plan in fiscal 2025 on the same basis as our other eligible employees, under which we make matching contributions in accordance with the terms of that plan.
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EXECUTIVE COMPENSATION
OTHER BENEFITS
PERQUISITES
We provide certain perquisites to our NEOs that the Compensation Committee believes are reasonable and consistent with our overall compensation program. In fiscal 2025, the Compensation Committee offered each of the NEOs limited perquisites, including a car allowance (excluding Ms. Rasmussen and Messrs. Helms and Floyd), life insurance, supplemental long-term disability insurance and reimbursement for certain financial planning and annual physical examination expenses. See “Executive Compensation Tables — Summary Compensation Table - All Other Compensation.”
SEVERANCE BENEFITS
Each NEO is entitled to severance benefits. See “Executive Compensation Tables — Potential Payments Upon Termination or Change-in-Control.”
CHANGE-IN-CONTROL BENEFITS
Change-in-control agreements are used to create incentives for executives to build stockholder value and to seek the highest value possible for stockholders should we be acquired, despite the risk of losing employment. Our change-in-control agreements for executives provide for vesting of outstanding equity-based awards and payment of severance amounts in connection with a change-in-control (as defined in the agreements) and operate with a “double trigger” for severance payments and equity awards, meaning severance payments and accelerated vesting of equity awards do not occur unless the executive’s employment is terminated by the Company without Cause or the executive resigns with Good Reason (as such terms are defined in the agreements) within 24 months following a change-in-control. The agreements also contain a “best-of-net” provision, so that, in the event excise taxes would be imposed on payments under the applicable agreement, the NEO will, at his or her discretion, either (1) pay the excise tax without assistance from the Company or (2) have the payments reduced to an amount at which an excise tax would no longer be payable.
The Company provides NEOs without a change-in-control agreement with change-in-control benefits via the Company's executive severance plan approved by the Compensation Committee and instituted by the Company in January 2020. For applicable employees, the executive severance plan provides, upon a change-in-control, for vesting of outstanding equity-based awards if a replacement award (as defined in the executive severance plan) is not available and for payment of severance amounts if the executive’s employment is involuntarily terminated (other than for Cause or for termination for Good Reason as defined in the agreement) within 24 months following a change-in-control, i.e., a “double trigger.”
EMPLOYEE STOCK PURCHASE PLAN
Our Employee Stock Purchase Plan (“ESPP”) provides all of our employees an opportunity to purchase Common Stock, subject to certain restrictions, through regular payroll deductions. During fiscal 2025, Ms. Rasmussen and Messrs. Heinrichs and Floyd were the only NEOs who participated in the ESPP.
HEALTH AND WELFARE BENEFITS
We generally offer group medical, dental, vision, life and long-term disability insurance in a flexible benefits package to all active U.S. employees, except as otherwise required by collective bargaining agreements. Employees are provided life insurance up to one times their base salaries at no charge to the employee, other than related income taxes. For an additional charge, employees may obtain coverage of up to four times their base salary up to a maximum life insurance benefit of $1,250,000. NEOs participate in our benefit packages on the same basis as other eligible employees.
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Other Factors Considered by the Compensation Committee
RISK AND INCENTIVE COMPENSATION
The Compensation Committee has conducted an assessment of our compensation policies and practices and does not believe these policies and practices are reasonably likely to have a material adverse effect on us. This assessment included a review of the risk profile of our compensation policies and practices for all employees. To facilitate its review, the Compensation Committee engaged its independent compensation consultant to review our compensation structure to identify design elements that might encourage excessive risk taking. The compensation consultant discussed its review and conclusions with the Compensation Committee. In conducting its review, the Compensation Committee noted several policies and practices that mitigate risk, including:
•Using multiple performance measures in annual incentive awards and capping payout levels;
•Maintaining the ability to reduce annual incentive awards, based on its independent judgment;
•Using multiple long-term incentive vehicles;
•Using overlapping multi-year award cycles in connection with performance shares and capping payout levels; and
•Maintaining stock ownership guidelines, an anti-hedging policy, an anti-pledging policy and clawback policies.
TALLY SHEETS
The Compensation Committee regularly reviews “tally sheets” for each executive. The tally sheets contain information concerning prior years’ compensation, proposed compensation for the current year, outstanding equity-based awards (both vested and unvested) and various termination-of-employment scenarios. The tally sheets assist the Compensation Committee in evaluating the many facets of executive compensation, understanding the magnitude of potential payouts as a result of termination-of-employment scenarios and considering changes to our compensation programs, arrangements and plans in light of emerging trends.
Other Compensation Practices and Policies
ROLE OF COMPENSATION CONSULTANT IN COMPENSATION DECISIONS
The Compensation Committee has sole authority to select and retain a compensation consultant, including authority to approve fees and retention terms. For fiscal 2025, the Compensation Committee retained Farient Advisors, LLC as its compensation consultant. The Compensation Committee reviews the performance of its compensation consultant annually.
In fiscal 2025, the compensation consultant’s responsibilities included, but were not limited to:
•Providing recommendations regarding the composition of our Peer Group;
•Preparing and analyzing Peer Group compensation and plan design data;
•Reviewing and advising on the performance measures to be used in incentive awards;
•Valuing equity-based awards; and
•Reviewing and advising on principal aspects of executive and non-employee director compensation, including base salaries, bonuses, perquisites and equity-based awards for executives, and cash compensation and equity-based awards for non-employee directors.
The Compensation Committee considered the independence of its compensation consultant in light of NYSE listing standards. The Compensation Committee requested and received a letter from the compensation consultant addressing its independence, including the factors described below:
•Other services provided to us by the consultant;
•Fees paid by us as a percentage of the consultant’s total revenue;
•Policies or procedures maintained by the consultant that are designed to prevent a conflict of interest;
•Any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee;
•Any Common Stock owned by the individual consultants involved in the engagement; and
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EXECUTIVE COMPENSATION
•Any business or personal relationships between our executives and the consultant or the individual consultants involved in the engagement.
The Compensation Committee took into account these considerations, along with other factors relevant to the compensation consultant’s independence from management, and concluded the compensation consultant is independent and the engagement of the compensation consultant and the services rendered by the compensation consultant did not raise any conflict of interest.
ROLE OF MANAGEMENT IN COMPENSATION DECISIONS
The Compensation Committee reviews information provided by its compensation consultant and uses that information as a reference point for the components of compensation. The Compensation Committee and the CEO discuss the financial metrics and operational goals intended to closely align performance targets of the Company with our strategic goals. The CEO makes recommendations to the Compensation Committee for executives other than herself or himself with respect to annual salary adjustments, annual incentive adjustments and grants of equity-based awards under our incentive plans. The Compensation Committee makes the final decision with respect to the compensation of these executives, taking into consideration the CEO’s recommendations.
The Compensation Committee annually receives input from the entire Board with respect to the CEO’s performance and recommends the applicable compensation level to the Board. The Board discusses and approves the annual salary of the CEO. The Chair of the Compensation Committee and Non-Executive Chair of the Board meet with the CEO to discuss the CEO’s performance and compensation based on evaluations received from the Board.
In fiscal 2025, the CEO was present at all of the Compensation Committee meetings but was excused from the executive sessions of the Compensation Committee and did not participate in deliberations during which her compensation was discussed.
INCOME TAX CONSEQUENCES OF EXECUTIVE COMPENSATION
Our compensation programs were designed to permit us to deduct compensation expense under Section 162(m) of the Internal Revenue Code, which historically limited the tax deductibility of annual compensation paid to executives to $1 million, unless the compensation qualified as “performance-based.” The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed (subject to certain transition rules for certain qualifying performance-based compensation existing on November 2, 2017), effective for taxable years beginning after December 31, 2017, such that compensation paid to our NEOs in excess of $1 million is generally not deductible. As a result, we may no longer take a deduction for any compensation paid to our NEOs in excess of $1 million, except to the extent the transition rule applies. In fiscal 2025 and in plans for fiscal 2025, the Compensation Committee continued to design compensation programs and make grants that it believes are performance-based and aligned with the interests of our stockholders.
COMPENSATION RECOVERY (CLAWBACK) POLICIES
The Compensation Committee adopted, effective October 2, 2023, a revised Incentive Compensation Recovery Policy (the “Incentive Clawback Policy”) in compliance with Exchange Act Rule 10D and corresponding NYSE listing standards that applies to the Company’s current and certain former executive officers. In the event the Company is required to restate its financial statements as a result of events described in the NYSE listing standards, the Compensation Committee is authorized to recover incentive compensation awarded to covered current and former executive officers of the Company in accordance with the Incentive Clawback Policy. The Compensation Committee has exclusive authority to administer and enforce the provisions of the Incentive Clawback Policy. This Incentive Clawback Policy reflects the Company’s culture, which emphasizes high standards of integrity and reinforces the Company’s pay-for-performance compensation philosophy.
In addition, the Compensation Committee adopted, effective December 3, 2024, a Supplemental Compensation Recovery Policy (the “Supplemental Clawback Policy”) that provides the Compensation Committee the discretion to recoup incentive compensation in all forms, including time-and performance-based awards received by a current or former Vice President, Senior Vice President, Executive Vice President, President/CEO or other Executive Officer (“Covered Employee”) during the three-year period prior to which the Board or the Compensation Committee determines that Detrimental Conduct (as defined below) has occurred. “Detrimental Conduct” occurs when a Covered Employee engages in conduct that constitutes (a) gross negligence (including gross negligence in supervising the work of others), (b) fraud, or (c) intentional
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misconduct. The Supplemental Clawback Policy applies to incentive compensation granted after adoption of the policy, beginning with our fiscal 2025 incentive awards.
PROHIBITION ON HEDGING AND PLEDGING
We do not allow directors or employees to hedge the value of our equity securities held directly or indirectly by them. Our policy prohibits the purchase or sale of puts, calls, options or other derivative securities based on our securities, as well as hedging or monetization transactions, purchases of our equity securities on margin and borrowing against any account in which our securities are held. We prohibit pledging of our Common Stock by executives or directors.
INSIDER TRADING POLICY
We have adopted an insider trading policy that governs the purchase, sale and/or other dispositions of our securities by directors, officers and employees, as well as the Company, that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the New York Stock Exchange listing standards applicable to us. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K.
STOCK OWNERSHIP GUIDELINES
The Compensation Committee has adopted stock ownership guidelines to promote a high level of stock retention among executives and non-employee directors. The guidelines require that the total value of the executive’s or non-employee director’s holdings of Common Stock must equal or exceed the specified target value shown below.

Position/Title	Target Ownership
Chief Executive Officer	6x base salary
President	4x base salary
Executive Vice Presidents	3x base salary
Senior Vice Presidents	2x base salary
Vice Presidents	1x base salary
Non-Employee Directors	5x annual retainer
In general, participants have five (5) years from the date of becoming subject to the program to achieve the applicable stock ownership target. If a participating individual is promoted, such participant has three (3) years from the date of promotion to increase his or her holdings to meet the applicable stock ownership requirements. All current executive officers and directors are in compliance with our stock ownership guidelines. Our stock ownership guidelines are available on our website at www.muellerwaterproducts.com. The information on our website is not a part of this Proxy Statement.
Report of the Compensation and Human Resources Committee
The Compensation Committee participated in the preparation of the Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
See “Board Structure — Board Committee Information” for information concerning the Compensation Committee and its responsibilities.

Compensation and Human Resources Committee
JEFFERY S. SHARRITTS, CHAIR
THOMAS J. HANSEN
BRIAN C. HEALY
BENTINA CHISOLM TERRY

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EXECUTIVE COMPENSATION
Executive Compensation Tables
Summary Compensation Table
The amounts reported in the following table, including base salary, annual and long-term incentive amounts, benefits and perquisites, are described more fully under “Compensation Discussion and Analysis.”

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Marietta Edmunds Zakas Chief Executive Officer	2025	931,327	—	2,970,915	849,977	2,038,676	64,388	6,855,283
	2024	900,000	270,000	2,524,782	749,248	1,664,562	71,603	6,180,195
	2023	512,109	1,430,000	2,135,843	212,492	223,871	56,439	4,570,754
Paul McAndrew President and Chief Operating Officer	2025	574,852	400,000	873,625	249,988	857,966	52,439	3,008,869
	2024	495,984	568,000	1,244,456	191,244	561,738	49,608	3,111,030
	2023	306,096	200,000	1,673,553	112,497	97,316	176,661	2,566,123
Melissa Rasmussen Senior Vice President and Chief Financial Officer	2025	320,959	—	1,454,673	193,750	447,096	176,593	2,593,070
	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—
Steven S. Heinrichs Former Executive Vice President, Chief Financial Officer and Chief Legal and Compliance Officer	2025	227,534	400,000	—	—	316,955	1,499,486	2,443,975
	2024	550,000	565,000	787,599	233,739	647,330	52,903	2,836,571
	2023	477,190	200,000	1,518,869	156,249	175,803	54,101	2,582,212
Todd P. Helms Senior Vice President and Chief Human Resources Officer	2025	396,860	25,000	392,957	112,480	473,851	37,229	1,438,377
	2024	387,187	141,736	379,031	112,492	390,604	25,914	1,436,964
	2023	379,606	—	423,605	112,497	127,821	33,546	1,077,075
Scott P. Floyd Senior Vice President, Sales and Marketing	2025	413,889	50,000	414,952	118,737	494,183	25,440	1,517,201
	2024	386,226	166,446	804,014	112,492	377,533	23,836	1,870,547
	2023	341,340	—	432,092	99,995	83,815	19,983	977,225
(1)Generally, salaries for the NEOs are adjusted annually and are effective on February 1st of each year. On March 1, 2025, Mr. Heinrichs transitioned to the role of Senior Advisor until separation of service on September 30, 2025. On March 2, 2025, Ms. Rasmussen assumed the role of CFO of the Company.
(2)In connection with fiscal 2023 leadership transitions, Messrs. Heinrichs and McAndrew each received a restricted cash retention award in the amount of $1,000,000, with 20% of the amount being paid on the grant date and the remainder to be paid on each of the first four six-month anniversaries of August 24, 2023 and Messrs. Helms and Floyd received a restricted cash retention award in the amount of $50,000 and $100,000, respectively, being paid in equal amounts on the first and second anniversaries of August 24, 2023.
(3)“Stock Awards” comprise RSUs, Market Units and ROIC Units. All RSUs, Market Units and ROIC Units are granted on the date of award. For fiscal 2025, the Stock Awards amounts include the aggregate grant date fair values of RSUs, Market Units and ROIC Units granted in fiscal 2025. The dollar amounts shown for Stock Awards represent the aggregate grant date fair values calculated in accordance with ASC 718, Stock Compensation. See “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation” for more information.
(4)“Option Awards” comprise stock options. All stock amounts for the awards represent the grant date fair value of stock options granted under the Stock Plan to each of the NEOs, calculated in accordance with ASC Topic 718. For more information regarding how the Company calculated these amounts, see the audited financial statements contained in our Annual Report on Form 10-K for fiscal 2024. The calculated compensation expense of the option awards recognized for financial reporting purposes will vary from the actual amount ultimately realized by the NEOs due to stock price fluctuations and timing factors related to the NEO’s realization of value from the option. For value actually received upon exercise of options by the NEOs in 2025, refer to the 2025 Option Exercises and
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EXECUTIVE COMPENSATION
Stock Vested table below. See the “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation” for more information.
(5)Amounts reflect annual non-equity incentive plan compensation awards earned by our NEOs based on Company financial performance along with ESG-related objectives. The amounts earned for fiscal 2025 were paid in December 2025. See “Compensation Discussion and Analysis — Compensation Elements — Annual Cash Incentive Awards” for more information.
(6)Amounts reflect the combined value of each NEO’s perquisites and compensation that is not otherwise reflected in the Summary Compensation Table. Amounts for fiscal 2025 are described in “— Summary Compensation Table - All Other Compensation” below.
Summary Compensation Table — All Other Compensation
The following table provides additional detail regarding the amounts presented in the “All Other Compensation” column in the Summary Compensation Table for fiscal 2025.

Name	Vehicle Allowance ($)	Financial Planning(1) ($)	Contributions to 401(k) Plans ($)	Life and Long-Term Disability Insurance ($)	Other(2) ($)	Total ($)
Marietta Edmunds Zakas	24,000	10,000	17,750	12,638	—	64,388
Paul McAndrew	22,975	1,375	17,500	7,278	3,311	52,439
Melissa Rasmussen	—	7,500	14,896	3,061	151,136	176,593
Steven S. Heinrichs	7,500	—	5,112	8,124	1,478,750	1,499,486
Todd P. Helms	—	7,500	17,663	8,200	3,866	37,229
Scott P. Floyd	—	—	18,568	6,872	—	25,440
(1)NEOs are entitled to reimbursement of up to $7,500 for annual financial planning ($10,000 for the CEO and President).
(2)Other compensation for Ms. Zakas and Messrs. McAndrew, Helms and Floyd consists of reimbursement of annual physical exam expenses. For Ms. Rasmussen, other compensation includes relocation reimbursements and expenses totaling $151,136. For Mr. Heinrichs, other compensation includes severance of $1,443,750 and consulting fees of $35,000 received pursuant to his August 2024 agreement with the Company.
Grants of Plan-Based Awards Table
The following table summarizes the fiscal 2025 annual incentive grants (awarded on December 3, 2024) and other grants made to our NEOs during fiscal 2025 on a grant-by-grant basis. Each of the equity-based awards granted during fiscal 2025 and reported in the following table was granted under, and is subject to the terms of, the Stock Plan.

FISCAL 2025 GRANTS OF PLAN-BASED AWARDS TABLE

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Issuance of Shares Under Equity Incentive Plans			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(6)	All Other Stock-Based Awards (#)	Grant Date Fair Value of Stock-Based Awards ($)(7)
Name	Award Date		Minimum ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Marietta Edmunds Zakas		(1)	—	1,024,460	2,048,920
	12/3/2024	(2)									33,228	849,972
	12/3/2024	(3)				16,614	33,228	66,456				1,270,971
	12/3/2024	(4)				16,614	33,228	66,456				849,972
	12/3/2024	(5)							107,592	25.58		849,977
Paul McAndrew		(1)	—	431,139	862,277
	12/3/2024	(2)									9,771	249,942
	12/3/2024	(3)				4,886	9,771	19,542				373,741
	12/3/2024	(4)				4,886	9,771	19,542				249,942
	12/3/2024	(5)							31,644	25.58		249,988
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EXECUTIVE COMPENSATION

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Issuance of Shares Under Equity Incentive Plans			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(6)	All Other Stock-Based Awards (#)	Grant Date Fair Value of Stock-Based Awards ($)(7)
Name	Award Date		Minimum ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Melissa Rasmussen		(1)	—	224,671	449,342
	3/3/2025	(2)									7,691	193,736
	3/3/2025	(2)									29,772	749,957
	3/3/2025	(3)				3,846	7,692	15,384				317,218
	3/3/2025	(4)				3,846	7,692	15,384				193,761
	3/3/2025	(5)							21,198	25.19		193,750
Steven S. Heinrichs		(1)	—	159,274	318,548

Todd P. Helms		(1)	—	238,116	476,232
	12/3/2024	(2)									4,395	112,424
	12/3/2024	(3)				2,198	4,395	8,790				168,109
	12/3/2024	(4)				2,198	4,395	8,790				112,424
	12/3/2024	(5)							14,238	25.58		112,480
Scott P. Floyd		(1)	—	248,333	496,667
	12/3/2024	(2)									4,641	118,717
	12/3/2024	(3)				2,321	4,641	9,282				177,518
	12/3/2024	(4)				2,321	4,641	9,282				118,717
	12/3/2024	(5)							15,030	25.58		118,737
(1)Amounts represent the range of possible cash payouts for fiscal 2025 awards under the annual cash incentive plan as described in “Compensation Discussion and Analysis — Compensation Elements — Annual Cash Incentive Awards.” The amounts that were earned based on actual performance for fiscal 2025 were paid in December 2025 and are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)Represents time-based RSUs. Each RSU entitles the grantee to receive one share of Common Stock upon vesting. The RSUs generally vest in equal installments on the first, second and third anniversaries of the award date. See “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation — Time-Based Restricted Stock Units” for more information. In connection with her hiring, Ms. Rasmussen received an initial sign-on bonus RSU award in the amount of $750,000, which vests in equal installments on the first, second and third anniversaries of the award date, subject to Ms. Rasmussen’s continued employment through such vesting dates.
(3)Represents the range of shares of Common Stock that may vest after the end of the three-year cumulative award period applicable to a PRSU award based solely on rTSR performance goals established in fiscal 2025, i.e., Market Units, assuming achievement of threshold, target and maximum performance. See “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation — Performance-Based Restricted Stock Units” for more information.
(4)Represents the range of shares of Common Stock that may vest after the end of the three-year cumulative award period applicable to a PRSU award based solely on ROIC performance goals established in fiscal 2025, i.e., ROIC Units, assuming achievement of threshold, target and maximum performance. See “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation — Performance-Based Restricted Stock Units” for more information.
(5)Represents stock options. Upon vesting, each stock option entitles the NEO to purchase one share of our Common Stock at a specified exercise price. These stock options generally vest in equal installments on the first, second and third anniversary of the date of award. Once vested, options will generally remain exercisable until their normal expiration dates, which dates are ten years from the applicable grant dates. Grantees generally have ninety days to exercise any vested options upon termination of employment. This period is extended to one year in the event termination results from death and disability and two years in the case of retirement. All outstanding options will immediately terminate if the grantee is terminated for cause.
(6)Each stock option granted during fiscal 2025 was granted with a per-share exercise price equal to the closing price of our Common Stock on the NYSE on the award date.
(7)See footnotes 3 and 4 to the “Summary Compensation Table” for a description of the methods used to determine grant date fair value of equity-based awards.
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Outstanding Equity Awards Table
The following table sets forth information detailing the outstanding unexercised options and unvested RSUs and PRSUs held by each of our NEOs at September 30, 2025.

			Option Awards				Stock Awards
			Number of Securities Underlying Options (#)		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or RSUs That Have Not Vested (#)(2)	Market Value of Shares or RSUs That Have Not Vested ($)(3)	Number of Performance Units That Have Not Vested (#)(4)	Market Value of Performance Units That Have Not Vested ($)(3)
Name	Award Date		Exercisable	Unexercisable
Marietta Edmunds Zakas	12/02/20	(5)	48,513	—	11.86	12/02/30
	11/30/21	(6)	47,778	—	13.64	11/29/31
	11/29/22	(7)					6,208	158,428
	11/29/22	(8)	42,798	21,399	11.41	11/29/32
	11/28/23	(9)					37,782	964,197
	11/28/23	(10)							56,673	1,446,295
	11/28/23	(11)							56,673	1,446,295
	11/28/23	(12)	63,068	126,136	13.22	11/28/33
	12/03/24	(13)					33,228	847,979
	12/03/24	(14)							33,228	847,979
	12/03/24	(15)							33,228	847,979
	12/03/24	(16)	—	107,592	25.58	12/03/34
Paul McAndrew	11/29/22	(7)					3,286	83,859
	11/29/22	(8)	11,658	11,329	11.41	11/29/32
	11/28/23	(9)					9,644	246,115
	11/28/23	(10)							14,466	369,172
	11/28/23	(11)							14,466	369,172
	11/28/23	(12)	16,098	32,196	13.22	11/28/33
	05/09/24	(17)					31,315	799,159
	12/03/24	(13)					9,771	249,356
	12/03/24	(14)							9,771	249,356
	12/03/24	(15)							9,771	249,356
	12/03/24	(16)	—	31,644	25.58	12/03/34
Melissa Rasmussen	03/03/25	(18)					29,772	759,781
	03/03/25	(13)					7,691	196,274
	03/03/25	(14)							7,692	196,300
	03/03/25	(15)							7,692	196,300
	03/03/25	(16)	—	21,198	25.19	03/03/35
PROXY STATEMENT FOR 2026 ANNUAL MEETING 59

EXECUTIVE COMPENSATION

			Option Awards				Stock Awards
			Number of Securities Underlying Options (#)		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or RSUs That Have Not Vested (#)(2)	Market Value of Shares or RSUs That Have Not Vested ($)(3)	Number of Performance Units That Have Not Vested (#)(4)	Market Value of Performance Units That Have Not Vested ($)(3)
Name	Award Date		Exercisable	Unexercisable
Todd P. Helms	11/29/22	(7)					3,286	83,859
	11/29/22	(8)	—	11,329	11.41	11/29/32
	11/28/23	(9)					5,672	144,749
	11/28/23	(10)							8,508	217,124
	11/28/23	(11)							8,508	217,124
	11/28/23	(12)	—	18,938	13.22	11/28/33
	12/03/24	(13)					4,395	112,160
	12/03/24	(14)							4,395	112,160
	12/03/24	(15)							4,395	112,160
	12/03/24	(16)	—	14,238	25.58	12/03/34
Scott P. Floyd	12/02/20	(5)	10,287	—	11.86	12/02/30
	11/30/21	(6)	22,521	—	13.64	11/29/31
	11/29/22	(7)					2,921	74,544
	11/29/22	(8)	20,140	10,070	11.41	11/29/32
	11/28/23	(9)					5,672	144,749
	11/28/23	(10)							8,508	217,124
	11/28/23	(11)							8,508	217,124
	11/28/23	(12)	9,469	18,938	13.22	11/28/33
	06/07/24	(19)					24,257	619,039
	12/03/24	(13)					4,641	118,438
	12/03/24	(14)							4,641	118,438
	12/03/24	(15)							4,641	118,438
	12/03/24	(16)	—	15,030	25.58	12/03/34
(1)Option exercise prices are equal to the closing price of Common Stock on the NYSE on the respective award dates.
(2)This column includes unvested RSUs. RSUs generally vest in equal installments on the first, second and third anniversaries of the respective award dates.
(3)Market value for units in this column is calculated by multiplying the number of RSUs or PRSUs that have not vested by the closing price of our Common Stock on the NYSE on September 30, 2025 of $25.52 per share, the last trading day of the fiscal year.
(4)This column includes unvested annual incentive performance units based upon the applicable performance metric specified.
(5)This row includes unexercised annual incentive stock options awarded in fiscal 2021. Stock options vest in equal installments on the first, second and third anniversaries of the respective grant dates.
(6)This row includes unexercised annual incentive stock options awarded in fiscal 2022. Stock options vest in equal installments on the first, second and third anniversaries of the respective award dates.
(7)This row includes annual incentive RSUs awarded in fiscal 2023 in accordance with the Stock Plan.
(8)This row includes unexercised annual incentive stock options awarded in fiscal 2023. Stock options vest in equal installments on the first, second and third anniversaries of the respective award dates.
(9)This row includes annual incentive RSUs awarded in fiscal 2024 in accordance with the Stock Plan.
(10)This row includes annual incentive Market Units awarded in fiscal 2024 for a cumulative three-year award cycle (fiscal 2024 through fiscal 2026). The PRSUs shown assume target performance for the award cycle. See “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation — Performance-Based Restricted Stock Units.”
(11)This row includes annual incentive ROIC Units awarded in fiscal 2024 for a three-year award cycle (fiscal 2024 through fiscal 2026) in accordance with the Stock Plan. The number of PRSUs shown assumes target performance for the award cycle. See “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation — Performance-Based Restricted Stock Units.”
(12)This row includes unexercised annual incentive stock options awarded in fiscal 2024. Stock options vest in equal installments on the first, second and third anniversaries of the respective award dates.
(13)This row includes annual incentive RSUs awarded in fiscal 2025 in accordance with the Stock Plan.
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(14)This row includes annual incentive Market Units awarded in fiscal 2025 for a three-year award cycle (fiscal 2025 through fiscal 2027) in accordance with the Stock Plan. The PRSUs shown assume target performance for the award cycle. See “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation — Performance-Based Restricted Stock Units.”
(15)This row includes annual incentive ROIC Units awarded in fiscal 2025 for a three-year award cycle (fiscal 2025 through fiscal 2027) in accordance with the Stock Plan. The PRSUs shown assume target performance for the award cycle. See “Compensation Discussion and Analysis — Compensation Elements — Long-Term Equity-Based Compensation — Performance-Based Restricted Stock Units.”
(16)This row includes unexercised annual incentive stock options awarded in fiscal 2025. Stock options vest in equal installments on the first, second and third anniversaries of the respective award dates.
(17)In connection with his appointment as President and Chief Operating Officer in May 2024, Mr. McAndrew received an RSU award in the amount of $600,000, which vests in full on the third anniversary of the award date. All RSUs were awarded in accordance with the Stock Plan.
(18)In connection with her hiring, Ms. Rasmussen received an initial sign-on bonus RSU award in the amount of $750,000, which vests in equal installments on the first, second and third anniversaries of the award date. All RSUs were awarded in accordance with the Stock Plan.
(19)Mr. Floyd received an RSU retention award in the amount of $425,000, which vests in full on the second anniversary of the award date. All RSUs were awarded in accordance with the Stock Plan.
Option Exercises and Stock Vested Table
The following table shows stock options exercised and RSUs and PRSUs vested during fiscal 2025.

	Option Awards		Stock/RSU Awards		PRSU Awards(3)
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Marietta Edmunds Zakas	—	—	29,104	730,927	74,248	1,894,809
Paul McAndrew	—	—	55,243	1,410,670	39,300	1,002,936
Melissa Rasmussen	—	—	—	—	—	—
Steven S. Heinrichs	126,604	1,570,192	43,193	1,110,628	54,585	1,393,010
Todd P. Helms	57,948	747,040	10,163	259,069	39,300	1,002,936
Scott P. Floyd	—	—	11,344	291,881	34,935	891,542
(1)Calculated by subtracting the exercise price of the option from the actual trade value of the share upon exercise, multiplied by the number of options exercised.
(2)Calculated as the closing price of Common Stock on the NYSE on the vesting date multiplied by the number of RSUs or PRSUs that vested.
(3)Consists of Market Units and ROIC Units.
Pension Plan
None of our NEOs participate in a defined benefit pension plan.
PROXY STATEMENT FOR 2026 ANNUAL MEETING 61

EXECUTIVE COMPENSATION
Employment, Severance and Change-in-Control Arrangements
At September 30, 2025, we maintained employment agreements with each NEO except as noted in the footnotes to the below table. Each agreement provides for an annual equity opportunity, which is subject to the discretion of the Compensation Committee, and commensurate with their executive-level position. Each agreement also entitles the employee to receive reimbursement for financial planning services and the cost of an annual physical exam. The following table sets forth certain information with respect to these agreements.

Name	Base Salary Rate(1) ($)	Annual Target Bonus as Percent of Base Salary(2) (%)	Monthly Car Allowance ($)	Annual Vacation	Severance Benefits as Percent of Salary(3) (%)
Marietta Edmunds Zakas	947,250	110	2,000	4 weeks	300.0
Paul McAndrew	582,400	75	2,000	4 weeks	262.5
Melissa Rasmussen(4)	550,000	70	N/A	4 weeks	150.0
Todd P. Helms(4)	400,794	60	N/A	4 weeks	100.0
Scott P. Floyd(4)	426,969	60	N/A	5 weeks	100.0
(1)Salaries are reviewed annually. Amounts shown represent annual salary rates as of September 30, 2025.
(2)Payout can range from zero to up to twice the amount of the target based on the satisfaction of predetermined financial, market and operational performance objectives.
(3)Other severance benefits are paid in monthly installments over 18 months for each NEO, together with a lump sum payment of unpaid salary and other benefits.
(4)Ms. Rasmussen and Messrs. Helms and Floyd are subject to the Company's executive severance plan and do not maintain separate employment agreements. The executive severance plan provides for lump sum payments for most severance benefits.
At September 30, 2025, we also maintained change-in-control arrangements with Ms. Zakas and Mr. McAndrew. Under the change-in-control agreements with Ms. Zakas and Mr. McAndrew, if a change-in-control (as defined in the agreements) of the Company occurs and the executive’s employment is terminated by the Company without Cause (as defined in the agreements) or the executive resigns for Good Reason (as defined in the agreements) within 24 months (a “Qualifying Termination”), all outstanding equity awards would immediately vest. However, if any equity awards subject to the change-in-control agreements are not continued or replaced with similar awards upon the occurrence of a change-in-control, such awards would vest upon a change-in-control, and any such performance equity awards would be deemed earned at target. The value of PRSUs reflects the pro rata portion of shares earned during the performance period and payout at target for future performance periods within the award cycle. Further, following a Qualifying Termination, the executive would be entitled to a lump-sum severance payment equivalent to 3.0x (for Ms. Zakas) and 2.0x (for Mr. McAndrew) base salary and annual incentive bonus (generally calculated as the greater of (i) the Executive’s annual target bonus and (ii) the average of actual annual incentive bonuses over the preceding three years) and payment of 150% of the cost of elected COBRA coverage for 18 months. The agreements also contain a “best-of-net” provision, so that, in the event excise taxes would be imposed on payments under the applicable agreement, the NEO will either (1) pay the excise tax without assistance from the Company or (2) have the payments reduced to an amount at which an excise tax would no longer be payable, based on which result is more favorable to her or him on an after-tax basis.
The Company provides NEOs without a change-in-control agreement with change-in-control benefits via the Company's executive severance plan approved by the Compensation Committee and instituted by the Company in January 2020. For applicable employees, the executive severance plan provides, upon a change-in-control, for vesting of outstanding equity-based awards if a replacement award (as defined in the executive severance plan) is not available and for payment of severance amounts if the executive’s employment is involuntarily terminated (other than for Cause or for termination for Good Reason, each as defined in the agreements) within 24 months following a change-in-control, i.e., a “double trigger.” Such cash severance payments would include a lump-sum payment equivalent to 1.5x and 1.0x the sum of base salary and annual target incentive bonus for Ms. Rasmussen and Messrs. Helms and Floyd, respectively, a pro rata amount of her or his annual target incentive bonus (prorated based upon the time of service during the applicable fiscal year) and cash equivalent amounts related to other benefits.
Potential Payments Upon Termination or Change-in-Control
The following table sets forth the potential benefits each NEO, other than Mr. Heinrichs, whose separation of service occurred on September 30, 2025, would be entitled to receive upon termination of employment in the situations outlined below. The NEO would not be entitled to the severance benefits described below if she or he terminates employment without Good Reason or is terminated for Cause, except as otherwise noted. The amounts shown are estimates and do
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EXECUTIVE COMPENSATION
not necessarily reflect the actual amounts that would be paid to the NEOs, which would only be known at the time they become eligible for payment. The amounts shown are the amounts that could be payable under existing plans and arrangements if the applicable NEO’s employment had terminated on September 30, 2025.
The termination events pursuant to which the NEOs are entitled to potential payments are as follows:
A - Severance arrangement for termination without Cause or for Good Reason
B - Termination without Cause or resignation with Good Reason after a change-in-control
C - Death, disability or Retirement with notice after achieving Retirement eligibility
D - Retirement without notice

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL TABLE

Name		Cash Severance ($)		Bonus Earned as of Event Date(1) ($)	Vesting of Unvested Long-Term Awards(2) ($)	Health, Welfare and Other Benefits Continuation(3) ($)	Outplacement(4) ($)	Total ($)
Marietta Edmunds Zakas	A	2,914,615	(5)	2,038,676	—	55,034	25,000	5,033,325
	B	5,987,995	(6)	1,024,460	8,412,563	111,162	331,538	15,867,718
	C	—		—	7,448,366	—	—	7,448,366
	D	—		—	5,469,750	—	—	5,469,750
Paul McAndrew	A	1,573,600		857,966	—	2,207	25,000	2,458,773
	B	2,071,878		431,139	3,171,407	143,227	203,840	6,021,491
	C	—		—	2,925,293	—	—	2,925,293
	D	—		—	—	—	—	—
Melissa Rasmussen	A	867,308		224,671		36,021	25,000	1,153,000
	B	867,308		561,678	1,348,656	36,021	25,000	2,838,663
	C	—		—	1,348,656	—	—	1,348,656
	D	—		—	—	—	—	—
Todd P. Helms	A	431,624	(5)	238,116	—	24,925	25,000	719,665
	B	431,624	(6)	476,232	1,392,128	24,925	25,000	2,349,909
	C	—		—	1,247,379	—	—	1,247,379
	D	—		—	—	—	—	—
Scott P. Floyd	A	468,024	(5)	248,333	—	17,932	25,000	759,289
	B	468,024	(6)	496,666	2,002,920	17,932	25,000	3,010,542
	C	—		—	1,858,171	—	—	1,858,171
	D	—		—	—	—	—	—
(1)Each current NEO is entitled to a pro rata share of the current fiscal year bonus in the event of termination without Cause or after a change-in-control. Amounts in this table assume a termination date of September 30, 2025, and represent bonus paid at target except for Ms. Zakas and Mr. McAndrew, whose pro rata bonuses are calculated based on actual performance against performance goals as specified by the terms of the December 4, 2024, letter agreement with Ms. Zakas and Mr. McAndrew’s August 21, 2023, employment agreement.
(2)The value of stock options is the difference between the closing price of Common Stock on September 30, 2025, the last trading day of the fiscal year, and the option exercise prices per share multiplied by the number of options. The value of RSUs is the closing price of Common Stock on September 30, 2025, multiplied by the number of RSUs. The value of PRSUs reflects payout at target for future performance periods within the award cycle. The closing price of our Common Stock on September 30, 2025 on the NYSE was $25.52.
(3)For Ms. Zakas and Mr. McAndrew, health and welfare benefits are continued for up to 42 months from the separation date based on the current elections and plan terms depending upon the scenario. For Ms. Rasmussen and Messrs. Helms and Floyd, each NEO receives a lump sum amount equal to the applicable monthly contribution for health and welfare benefits multiplied by 18, 12 and 12, respectively.
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EXECUTIVE COMPENSATION
(4)Services in Case A (without Cause termination) will be reasonable in our sole discretion. Services in Case B (change-in-control termination) will be provided for up to two years but will not exceed 35% of the base salary at the time of termination for Ms. Zakas and Mr. McAndrew or $25,000 for Ms. Rasmussen and Messrs. Helms and Floyd.
(5)Cash severance in Case A (without Cause termination) is equal to a percentage of current annual base salary plus accrued vacation. The percentage applicable to Ms. Zakas is 300%. The percentage applicable to Mr. McAndrew is 262.5%. The percentage applicable to Ms. Rasmussen is 150% plus an amount equal to a pro rata annual incentive bonus calculated at target goals as shown in the Bonus Earned as of Event Date column. The percentage applicable to Messrs. Helms and Floyd is 100% plus an amount equal to a pro rata annual incentive bonus calculated at target goals as shown in the Bonus Earned as of Event Date column. Other severance benefits, if applicable, are paid in monthly installments over 18 months, together with a lump sum payment of unpaid salary and other benefits.
(6)Cash severance in Case B (change-in-control termination) for Ms. Zakas is equal to three times the sum of annual base salary plus the greater of (i) the annual target bonus and (ii) the average bonus over the last three years, plus accrued vacation. Cash severance in Case B (change-in-control termination) for Mr. McAndrew is equal to two times annual base salary plus two times the greater of (i) the annual target bonus and (ii) the average bonus over the last three years, plus accrued vacation. Cash severance in Case B (change-in-control termination) for Ms. Rasmussen is equal to one and a half times annual base salary and target annual incentive bonus plus pro rata target annual incentive bonus, accrued vacation and ancillary medical benefits. Cash severance in Case B (change-in-control termination) for Messrs. Helms and Floyd is equal to one times annual base salary and target annual incentive bonus plus pro rata target annual incentive bonus, accrued vacation and ancillary medical benefits. Accrued vacation assumes no vacation has been taken.
Pay Versus Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between compensation of our principal executive officer (“PEO”) and NEOs and certain financial performance measures for the fiscal years ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021. For further information on our pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, please refer to the “Compensation Discussion and Analysis” section.

PAY VERSUS PERFORMANCE TABLE

	Summary Compensation Table Total for PEO(1,2) ($)		Compensation Actually Paid to PEO(1,3) ($)		Average Summary Compensation Table Total for Non-PEO NEOs(1,2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1,3) ($)	Value of Initial Fixed $100 Investment Based on
Year	Hall	Zakas	Hall	Zakas			TSR(4) ($)	Peer Group TSR(4) ($)	Net Income(5) ($ in millions)	Adjusted EBITDA(6) ($ in millions)
2025	—	6,855,283	—	9,446,072	2,200,298	3,034,408	265.88	223.24	191.7	326.2
2024	—	6,180,195	—	10,964,060	2,313,778	4,174,276	223.70	219.89	115.9	304.8
2023	5,206,847	4,570,754	6,572,172	4,913,760	1,848,127	2,006,500	128.61	144.21	85.5	203.6
2022	4,807,096	N/A	200,868	N/A	1,248,157	405,003	102.26	111.20	76.6	195.2
2021	5,549,031	N/A	8,316,738	N/A	1,412,604	1,825,241	148.93	140.71	70.4	204.3
(1)NEOs included in these columns reflect the following:

Year	PEO		Non-PEO NEOs
2025	—	Zakas	Messrs. McAndrew, Heinrichs, Helms and Floyd, Ms. Rasmussen
2024	—	Zakas	Messrs. McAndrew, Heinrichs, Helms and Floyd
2023	Hall	Zakas	Messrs. McAndrew, Heinrichs, Helms and Takeuchi
2022	Hall	N/A	Ms. Zakas, Messrs. Heinrichs, Helms and Takeuchi
2021	Hall	N/A	Ms. Zakas, Messrs. Heinrichs, Helms and Takeuchi
(2)Amounts reflect the total compensation for our NEOs, as reported in the Summary Compensation Table for each applicable year.
(3)In accordance with Item 402(v) of Regulation S-K, the fair values of unvested and outstanding equity awards were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the tables below. For PRSUs with an rTSR metric, or Market Units, the fair values as of each measurement date (prior to the end of the performance period) were determined using a Monte Carlo simulation pricing model, with assumptions and methodologies that are generally consistent with those used to estimate fair value at grant under GAAP. The range of estimates used in the Monte Carlo calculations are as follows: (i) for 2025, volatility between 32.8% and 36.8% and risk-free rate between 3.5% and 3.6%; (ii) for 2024, volatility between 28.3% and 29.2% and risk-free rate between 3.6% and 3.9%; (iii) for 2023, volatility between 30.0% and 30.8% and risk-free rate between 4.9% and 5.3%;
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EXECUTIVE COMPENSATION
(iv) for 2022, volatility between 29.4% and 31.3% and risk-free rate between 4.0% and 4.1%; and (v) for 2021, volatility between 27.3% and 41.3% and risk-free rate between 0.1% and 0.3%. For PRSUs with a Return on Net Assets metric, fair values reflect the probable outcome of the performance vesting conditions as of each measurement date. For a discussion of the assumptions made in the valuation at grant, see Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2025. For each fiscal year reflected, the “compensation actually paid” to the PEOs and the average “compensation actually paid” to the non-PEO NEOs reflect the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for each applicable fiscal year, computed in accordance with Item 402(v) of Regulation S-K:

	Hall	Zakas
	2025	2025
	($)	($)
Summary Compensation Table (“SCT”) total for PEO	—	6,855,283
Grant Date Fair Value of Equity Awards Granted in Fiscal Year	—	(3,820,892)
Change in Pension Value	—	—
Pension Service Cost and Associated Prior Service Cost	—	—
Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	—	3,838,101
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	—	1,412,004
Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	—	—
Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	—	1,161,577
Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—	—
Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—	—
Compensation actually paid	—	9,446,072

2025
($)
Average Summary Compensation Table (“SCT”) total for non-PEO NEOs	2,200,298
Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(762,232)
Change in Pension Value	—
Pension Service Cost and Associated Prior Service Cost	—
Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	759,821
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	316,235
Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	—
Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	520,286
Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—
Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—
Average Compensation actually paid	3,034,408
(4)Company TSR and Peer Group TSR reflected in these columns for each applicable fiscal year are calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. Peer Group TSR for each applicable fiscal year uses the Dow Jones U.S. Building Materials & Fixtures Index as disclosed in our annual report on Form 10-K for fiscal year ended 2025 pursuant to Item 201(e) of Regulation S-K. Historical stock performance is not necessarily indicative of future stock performance.
(5)Amounts reflect net income calculated in accordance with GAAP as reported in our audited financial statements for the applicable fiscal year.
(6)While we use numerous financial and non-financial performance measures to evaluate performance under our compensation programs, Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to NEOs, for the most recently completed fiscal year, to Company performance.
Relationship Between Pay and Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following charts to show graphically the relationship between “compensation actually paid” (“CAP”) to our NEOs and (i) our cumulative TSR (“MWA TSR”) and our
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EXECUTIVE COMPENSATION
Peer Group TSR relative to the Dow Jones U.S. Building Materials & Fixtures Index (“DJ TSR”), (ii) net income and (iii) Adjusted EBITDA.
CAP VERSUS MWA TSR and DJ TSR
CAP VERSUS NET INCOME
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EXECUTIVE COMPENSATION
CAP VERSUS ADJUSTED EBITDA
Tabular List of Financial Performance Measures
As also required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following table lists the three financial performance measures that, in the Company’s assessment, represent the most important performance measures used to link CAP for our NEOs to Company performance for fiscal 2024. The performance measures included in this table are not ranked by relative importance.

Adjusted EBITDA
Adjusted Net Sales
Free Cash Flow
In addition to these financial metrics, the Company’s executive compensation program is impacted by our performance with respect to ESG goals under the annual cash incentive program. Our ESG goals are included as an element of our annual cash incentive program because they collectively represent ESG criteria that are priorities for the Company. Please see the “Compensation Discussion and Analysis — Compensation Elements — Annual Cash Incentive Awards” section for further information regarding these financial performance measures as well as the ESG goals used in our annual cash incentive program.
CEO Pay Ratio Disclosure
For fiscal 2025, (i) the annual total compensation of our median employee (excluding our current CEO) was $71,239 and (ii) the annualized total compensation of our current CEO was $6,855,283. Based on this information, the ratio of the annual total compensation of our CEO to that of the median employee is approximately 96 to 1. Our employee population consists of approximately 3,500 employees located throughout the world, with approximately 84% in the United States.
To identify the median employee for fiscal 2025, we included all part-time and full-time employees that were employed for any portion of fiscal 2025 so long as they were still actively employed on September 30, 2025. Compensation elements used included regular pay (base salary for exempt population and hourly wages for non-exempt population), bonuses, overtime, shift pay and paid time off. Commissions and executive perquisites were omitted from the median employee selection calculation. Using this methodology, we determined the “median employee” was a full-time, hourly employee located in the United States.
PROXY STATEMENT FOR 2026 ANNUAL MEETING 67

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal Three
Ratification of the Appointment of Our Independent Registered Public Accounting Firm for Fiscal 2026
The Board recommends a vote FOR this proposal.
The Audit Committee has authority to retain and terminate the services of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP (“EY”) as the independent registered public accounting firm to audit our consolidated financial statements and internal control over financial reporting for the fiscal year ending September 30, 2026, subject to negotiation of definitive fee arrangements. Although stockholder ratification of EY’s appointment is not required, the Board believes submitting the appointment to our stockholders for ratification is a matter of good corporate governance.
See below for a description of the fees EY billed us for fiscal 2025 and fiscal 2024.
A representative of EY is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to stockholder questions.
Fees and Services of the Independent Registered Public Accounting Firm
The Audit Committee appointed EY as the independent registered public accounting firm to audit our consolidated financial statements and internal control over financial reporting for fiscal 2025.
Audit Fees and Other Fees
The following table shows the approximate fees for audit and other services provided by EY for fiscal years 2025 and 2024 (in millions). All fees in 2025 and 2024 were pre-approved by the Audit Committee.

	2025	2024
Audit fees(1)	$3.0	$2.6
Audit-related fees	$—	$—
Tax fees(2)	$0.1	$0.1
All other fees	$—	$—
Total fees	$3.1	$2.7
(1)Reflects fees for professional services performed by EY for annual audits, including the audit of internal control over financial reporting, reviews of our quarterly reports on Form 10-Q and statutory audits required internationally.
(2)Reflects fees for tax compliance services related to certain international tax filings, tax advice and tax planning.
Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm
The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm. For both types of pre-approval, the Audit Committee considers whether the services are consistent with the SEC rules on auditor independence and whether the independent registered public
68 MUELLER WATER PRODUCTS, INC.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
accounting firm is able to provide the most effective service. Audit and non-audit fees to be incurred by the independent registered public accounting firm for services permitted by the Sarbanes-Oxley Act of 2002 to be performed by such firm must be approved in advance by the Audit Committee Chair or another designated member of the Audit Committee for individual projects in amounts up to $150,000, and the Audit Committee must approve all such services for individual projects in amounts greater than $150,000. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent registered public accounting firm to ensure the services are within the parameters approved by the Audit Committee.
Report of the Audit Committee
Committee Composition and Skills
The Audit Committee is composed of three independent directors meeting the requirements of applicable SEC and NYSE rules. The Board has determined all Audit Committee members are “financially literate” for purposes of the NYSE Listed Company Manual and select members qualify as audit committee “financial experts” within the meaning of the rules and regulations of the SEC. See “Proposal One - Election of Nine Directors — The Board of Directors” for a description of the business background of each member. No member of the Audit Committee serves on the audit committee of more than three public companies.
Meetings
The Audit Committee met 11 times during fiscal 2025, including 6 times by video/teleconference. Meetings include periodic executive sessions with the independent registered public accounting firm, internal auditors and management.
Responsibilities of the Audit Committee, Management and the Independent Auditor
The Audit Committee’s key responsibilities are set forth in its charter, which was approved by the Board and is available on our website at www.muellerwaterproducts.com. The information on our website is not a part of this Proxy Statement. See “Proposal One - Election of Nine Directors — Board Structure — Board Committee Information” for more information concerning the Audit Committee and its responsibilities. With respect to the Company's consolidated financial statements for fiscal 2025 and internal control over financial reporting:
•Management was responsible for preparing the financial statements and establishing and maintaining effective internal control over financial reporting. The Audit Committee was responsible for monitoring and overseeing the financial reporting and audit functions, as well as the internal control over financial reporting and disclosure.
•EY, the independent registered public accounting firm for fiscal 2025, was responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and was also responsible for performing an independent audit of, and expressing an opinion on, the Company’s internal control over financial reporting.
•The Audit Committee reviewed and discussed with management and EY the audited consolidated financial statements for the year ended September 30, 2025, the quarterly consolidated financial statements and operating results for each quarter in the fiscal year and the related significant accounting and disclosure issues, the Critical Audit Matters (“CAMs”) and the effectiveness of internal control over financial reporting.
•The Audit Committee reviewed management’s report contained in the annual report on Form 10-K for the year ended September 30, 2025 (“Annual Report”), as well as EY’s Reports of the Independent Registered Public Accounting Firm included in the Annual Report related to its audits of the consolidated financial statements and internal control over financial reporting.
•The Audit Committee discussed with EY matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, EY provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EY the firm’s independence.
PROXY STATEMENT FOR 2026 ANNUAL MEETING 69

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Audited Consolidated Financial Statements
Based on the foregoing discussions with and reports of management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board the inclusion of the consolidated financial statements in the Annual Report.

Audit Committee
THOMAS J. HANSEN, CHAIR
CHRISTIAN A. GARCIA
LELAND G. WEAVER

70 MUELLER WATER PRODUCTS, INC.

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table lists information as of December 12, 2025, regarding the number of shares of Common Stock beneficially owned by each incumbent director, each NEO, all of our directors and current executive officers as a group, and each person or group known by us to own more than 5% of our Common Stock. Unless otherwise noted, voting power and investment power in Common Stock are exercisable solely by the named person.
At December 12, 2025, there were 156,360,152 shares of Common Stock outstanding.

Name and Address of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock Beneficially Owned(2)		Percent of Outstanding Common Stock
Christian A. Garcia Director	7,910	(3)	*
Thomas J. Hansen Director	90,835	(3)	*
Brian C. Healy Director	21,472	(3)	*
Christine Ortiz Director	42,872	(3)	*
Jeffery S. Sharritts Director	27,916	(3)	*
Bentina Chisolm Terry Director	4,758	(3)	*
Stephen C. Van Arsdell Non-Executive Chair	92,651	(3)	*
Leland G. Weaver Director	4,758	(3)	*
Marietta Edmunds Zakas Director, Chief Executive Officer	884,702		*
Paul McAndrew President and Chief Operating Officer	148,287		*
Melissa Rasmussen Senior Vice President and Chief Financial Officer	6,977		*
Steven S. Heinrichs Former Executive Vice President, Chief Financial Officer and Chief Legal and Compliance Officer	11,493		*
Todd P. Helms Senior Vice President and Chief Human Resources Officer	90,663		*
Scott P. Floyd Senior Vice President, Sales and Marketing	176,009		*
All directors and current executive officers as a group (15 individuals)	1,682,003		1.1%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	25,289,723	(4)	16.2%
The Vanguard Group, Inc. 100 Vanguard Boulevard, Malvern, PA 19355	19,794,972	(5)	12.7%
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway, Short Hills, NJ 07078-2789	7,119,780	(6)	4.6%
*Less than 1% of our outstanding Common Stock
PROXY STATEMENT FOR 2026 ANNUAL MEETING 71

BENEFICIAL OWNERSHIP OF COMMON STOCK
(1)The address of each of our directors and executive officers is c/o Mueller Water Products, Inc., 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328.
(2)Beneficial ownership as reported in the table has been determined in accordance with the rules of the SEC. Under those rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of, or to direct the disposition of, such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Except as indicated in other notes to this table, directors and executive officers possessed sole voting and investment power with respect to all shares of Common Stock referred to in the table. See “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End Table” for more information concerning outstanding equity awards to our NEOs and “Director Compensation — Director Compensation Summary” for more information concerning outstanding equity awards to our directors.
(3)The beneficial ownership reported in the table assumes each grantee of an award on February 6, 2025 or February 7, 2025, as applicable, will remain in continuous service through the first anniversary of the applicable grant date, and/or all awards granted on February 6, 2025 or February 7 2025 will vest on or before the first anniversary of the applicable grant date.
(4)As reported on Schedule 13G/A filed with the SEC on April 3, 2025, BlackRock, Inc. has sole investment discretion with respect to 25,289,723 shares and sole voting power with respect to 25,107,053 shares.
(5)As reported on Schedule 13G/A filed with the SEC on April 30, 2025, The Vanguard Group, Inc. has sole investment discretion with respect to 19,442,188 shares, shared voting power with respect to 182,685 shares and shared investment discretion with respect to 352,784 shares.
(6)As reported on Schedule 13G/A filed with the SEC on January 27, 2025, Franklin Mutual Advisers, LLC has sole investment discretion with respect to 7,119,780 shares and sole voting power with respect to 6,701,617 shares.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of a company’s common stock (together, “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC rules to furnish companies with copies of all Section 16(a) forms they file. Based solely on a review of copies of such forms furnished to us and written representations from our executive officers and directors, we believe our Reporting Persons complied with all Section 16 filing requirements during fiscal 2025, with the exception of two filings for Richelle Feyerherm due to difficulty obtaining EDGAR filing codes: one Form 3 filing to report beneficial ownership and one Form 4 filing in connection with the grant of an equity award.
72 MUELLER WATER PRODUCTS, INC.

QUESTIONS ABOUT VOTING AND THE ANNUAL MEETING
When and where is the Annual Meeting?
This year’s Annual Meeting will be conducted virtually on February 9, 2026. You will be able to virtually (i) attend the Annual Meeting, (ii) vote your shares and (iii) submit questions during the meeting via live webcast by visiting meetnow.global/MU9QMJT.
To participate virtually at the Annual Meeting, you will need the voter control number included in your proxy materials or on your proxy card. We encourage you to allow ample time for online check-in as the meeting will begin promptly at 10:00 a.m. Eastern Time. Please note that there is no in-person meeting for you to attend.
The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time to allow you ample time to log in to the live webcast and test your computer audio system. We recommend that you carefully review in advance the procedures needed to gain admission virtually to the Annual Meeting. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plug-ins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. If you encounter any technical difficulties, technical support, including related technical support phone numbers, will be available in the virtual meeting platform.
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will vote virtually on matters summarized in this Proxy Statement. This Proxy Statement contains important information for you to consider when deciding how to vote.
Who is entitled to vote?
You may vote virtually at the Annual Meeting, and any adjournment or postponement thereof, if you were a holder of record of our Common Stock at the close of business on December 12, 2025, the record date. On the record date, there were 156,360,152 shares of Common Stock outstanding. Each share of Common Stock represented at the Annual Meeting is entitled to one vote.
Who is soliciting my vote?
The Board is soliciting your proxy to vote your shares at the Annual Meeting. We made our proxy solicitation materials available to you on the Internet or, upon your request, we have delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies. The Company is paying the costs of solicitation.
What is included in the proxy materials?
The proxy materials for the Annual Meeting include the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the Annual Report. If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting. These materials were first sent or made available to stockholders on or about December 19, 2025.

PROXY STATEMENT FOR 2026 ANNUAL MEETING 73

QUESTIONS ABOUT VOTING AND THE ANNUAL MEETING
What proposals require my vote, what vote is required to approve each proposal, how will abstentions and broker non-votes be treated and how does the Board recommend I vote?

Voting Item	Voting Required to Adopt Proposal	Treatment of Abstentions	Treatment of Broker Non-Votes	Board Recommendation
Elect Directors	The number of votes cast for a director’s election exceeds the number of votes cast against the director’s election	No effect	No effect	FOR each director nominee

Approve Executive Compensation	The vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the proposal	Counts as a vote against	No effect	FOR

Ratify Auditor Appointment	The vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the proposal	Counts as a vote against	Not applicable	FOR

Will any other business be conducted at the Annual Meeting?
Management is not aware of any items, other than those referred to in this Proxy Statement, that may properly come before the Annual Meeting.
How are proxies voted?
Shares represented by all valid proxies received on time will be voted as specified. If a valid proxy form is received and does not indicate specific choices, the shares will be voted in accordance with the Board’s recommendations. The Board has designated each of Marietta Edmunds Zakas, Chason A. Carroll and Barbara Smucygz as proxies for the Annual Meeting.
How may I vote?
If your shares are registered directly in your name with our transfer agent, you are a “registered stockholder.” Registered stockholders may vote by:
•Internet at the web address noted in the Notice of Internet Availability of Proxy Materials, proxy materials email or proxy card that you received (we encourage you to vote in this manner);
•Telephone through the number noted in the proxy card that you received (if you received a proxy card);
•Signing and dating your proxy card (if you received a proxy card) and mailing it to the indicated address; or
•Virtually attending the Annual Meeting and voting your shares.
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares, and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or
74 MUELLER WATER PRODUCTS, INC.

QUESTIONS ABOUT VOTING AND THE ANNUAL MEETING
telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To virtually vote at the Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, to then register to virtually attend the Annual Meeting, you must e-mail to Computershare at legalproxy@computershare.com your name and e-mail address and either (a) the forwarded e-mail from your bank, broker or nominee containing your legal proxy or (b) an attached image of your legal proxy. Upon successful preregistration, a beneficial owner will receive a confirmation e-mail from Computershare confirming registration and providing a control number to enter the virtual meeting as a stockholder. See “How can I register for the Annual Meeting?” below for additional details.
If you plan to vote other than by virtually attending the Annual Meeting and voting your shares, your vote must be received by 10:00 a.m., Eastern Time, on February 9, 2026.
How can I ask questions pertinent to meeting matters?
Stockholders may submit questions either before the annual meeting (beginning February 3, 2026) or during the Annual Meeting. If you wish to submit a question either before or during the meeting, please log into meetnow.global/MU9QMJT and enter your 15-digit voter control number, then follow the instructions to submit a question. Questions pertinent to meeting matters will be answered during the meeting, subject to time limitations.
How can I change my vote?
You can revoke a proxy prior to the completion of voting at the Annual Meeting by:
•Voting again using the Internet or by telephone prior to the Annual Meeting;
•Delivering a later-dated proxy card; or
•Voting your shares virtually at the meeting (if you are a beneficial stockholder).
What constitutes a quorum for the Annual Meeting?
The holders of a majority of the voting power of the outstanding shares of Common Stock at the close of business on the record date must be present, either personally or represented by proxy, to constitute a quorum necessary to conduct the Annual Meeting. Shares represented by proxies received but marked as abstentions or as withholding voting authority for any or all director nominees, and shares represented by proxies received but reflecting broker non-votes, will be counted as present at the Annual Meeting for purposes of establishing a quorum.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?
We are permitted by SEC rules to furnish proxy materials to stockholders by providing access to those documents on the Internet. Stockholders will not receive printed copies of the proxy materials unless they request them. The Notice provides instructions on how to access and review the Proxy Statement and the Annual Report over the Internet at www.proxyvote.com (for beneficial stockholders) and www.envisionreports.com/MWA (for registered stockholders), and how to submit a proxy over the Internet. If you would like to receive a paper or email copy of the proxy materials, please follow the instructions in the Notice.
What does it mean if I receive more than one Notice, proxy materials email or proxy card?
It means you have multiple accounts holding Common Stock with brokers and/or our transfer agent. You will need to vote separately with respect to each Notice, proxy materials email or proxy card you receive.
What do I need to do if I want to attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of
PROXY STATEMENT FOR 2026 ANNUAL MEETING 75

QUESTIONS ABOUT VOTING AND THE ANNUAL MEETING
business on the Record Date or if you hold a valid proxy for the Annual Meeting. There is no physical location for this meeting.
You can attend the Annual Meeting online, vote and submit questions pertinent to meeting matters during the meeting by visiting meetnow.global/MU9QMJT. Please follow the registration instructions below.
The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on February 9, 2026. We encourage you to access the meeting prior to the start time in order to log in to the live webcast and test your computer audio system.
How can I register for the Annual Meeting?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Proxy Card or Notice that you received with this Proxy Statement. To access the meeting, you will need the 15-digit control number printed on your card or notice.
If you are a beneficial owner (i.e., you hold your shares through an intermediary, such as a bank or broker), you must register in advance to attend the Annual Meeting virtually on the Internet. To register, you must submit a legal proxy that reflects your proof of proxy power. The legal proxy must reflect your Mueller Water Products, Inc. holdings along with your name. Please forward a copy of the legal proxy and your email address to Computershare either by email to legalproxy@computershare.com (forward the email from your broker or attach an image of your legal proxy) or by mail to Computershare, Mueller Water Products, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on February 3, 2026. You will receive a confirmation of your registration by email (or by mail if no email address is provided) after Computershare receives your registration materials.
How are proxies solicited and what is the cost?
We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Innisfree M&A Incorporated to assist with the solicitation of proxies for an estimated fee of $20,000, plus expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial holders of Common Stock. Our directors, officers and employees also may solicit proxies in return for no additional compensation.

76 MUELLER WATER PRODUCTS, INC.

QUESTIONS ABOUT VOTING AND THE ANNUAL MEETING
How can I submit my proposal for inclusion in next year’s proxy?
SEC rules permit stockholders to submit proposals for inclusion in our proxy statement if the stockholder and the proposal meet the requirements specified in Rule 14a-8 under the Exchange Act.
•When to submit? Any stockholder proposals submitted in accordance with Rule 14a-8 must be received at our principal executive offices no later than August 21, 2026.
•Where to submit? Proposals should be addressed to Corporate Secretary, Mueller Water Products, Inc., 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328.
•What to submit? Proposals must conform to and include the information required by Rule 14a-8.
We encourage stockholders to contact our Corporate Secretary prior to submitting a stockholder proposal or any time they have concerns about us.
How can I present a proposal for consideration at next year’s annual meeting?
Our Bylaws provide that any stockholder proposal, including director nominations, that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8, but is instead sought to be presented directly at next year’s annual meeting of stockholders must be delivered to our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date we commenced mailing these proxy materials.
•When to submit? Stockholder proposals submitted under these Bylaw provisions must be received no earlier than August 21, 2026 and no later than September 19, 2026.
•Where to submit? Proposals should be addressed to Corporate Secretary, Mueller Water Products, Inc., 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328.
•What to submit? Proposals must include the information required by our Bylaws, which are available on our website. If the notice delivered to our Corporate Secretary does not contain all of the information specified in our Bylaws, the proposed business will not be transacted at the annual meeting.
•Universal Proxy Rules. Additionally, for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with next year’s annual meeting, notice must be submitted by the same deadline as disclosed above under our Bylaws. Such notice must include both the information required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.
By Order of the Board of Directors.
CHASON A. CARROLL
Corporate Secretary
Atlanta, Georgia
December 19, 2025
PROXY STATEMENT FOR 2026 ANNUAL MEETING 77

GENERAL INFORMATION
Other Business for Presentation at the Annual Meeting
The Board and management do not intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, nor do they know of any business that other persons intend to present virtually at the Annual Meeting. Should any other matter or business requiring a vote of stockholders arise, the persons named in the enclosed proxy intend to exercise the authority conferred by the proxy and vote the shares represented thereby in respect of any such other matter or business in accordance with their best judgment in the interest of Mueller Water Products, Inc.
Other Information
Consolidated financial statements for Mueller Water Products, Inc. are included in the 2025 Annual Report filed with the SEC, 100 F Street, N.E., Washington, D.C. 20549, and the NYSE. A copy of the 2025 Annual Report (excluding exhibits) will be furnished, without charge, by writing to the Corporate Secretary, Mueller Water Products, Inc., 1200 Abernathy Road, N.E., Suite 1200, Atlanta, Georgia 30328. The 2025 Annual Report is also available on the SEC’s website at www.sec.gov or on our website at www.muellerwaterproducts.com.
78 MUELLER WATER PRODUCTS, INC.

EXHIBIT A - RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO GAAP PERFORMANCE MEASURES
The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, and adjusted EBITDA as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. These are considered measures not calculated in accordance with GAAP and are therefore considered non-GAAP measures. The Company provides the following reconciliations of these non-GAAP measures to their most comparable GAAP measures.

Year Ended September 30, 2025
Reconciliation of Non-GAAP Performance Measures to GAAP Performance Measures (in millions)
Net income	$191.7
Warranty charge (1)	5.6
Strategic reorganization and other charges (2)	8.8
Inventory and other asset restructuring write-down	4.1
Income tax expense of adjusting items (3)	(4.6)
Adjusted net income	$205.6

Weighted average diluted shares outstanding	157.5

Net income per diluted share	$1.22
Warranty charge per diluted share (1)	0.04
Strategic reorganization and other charges per diluted share (2)	0.06
Inventory and other asset restructuring write-down per diluted share	0.03
Income tax expense of adjusting items per diluted share (3)	(0.04)
Adjusted net income per diluted share	$1.31

Net income	$191.7
Income tax expense(4)	62.5
Interest expense, net(4)	6.6
Pension benefit other than service	(0.2)
Operating income	260.6
Strategic reorganization and other charges(2)	8.8
Warranty charge(1)	5.6
Inventory and other asset restructuring write-down	4.1
Adjusted operating income	279.1
Pension expense other than service	0.2
Depreciation and amortization	46.9
Adjusted EBITDA	$326.2

(1)    Gross profit includes a charge of $5.6 million in connection with warranty obligations in Water Management Solutions and $4.1 million in Inventory and other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois.
(2)    Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, certain transaction-related expenses, severance and non-cash asset impairment.
(3)    The income tax expense of adjusting items reflects an effective tax rate of 24.6% and may be subject to rounding.
(4)    The Company does not allocate interest, income taxes or pension benefit other than service to its segments.

Year Ended September 30, 2025
Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities (in millions)
Net cash provided by operating activities	$219.3
Less: capital expenditures	47.3
Free cash flow	$172.0

Mueller Water Products, Inc.
1200 Abernathy Road, N.E., Suite 1200
Atlanta, GA 30328
www.muellerwaterproducts.com

MUELLER®
ECHOLOGICS®
HYDRO GATE®
HYDRO-GUARD®
HYMAX®
i2O®
JONES®
KRAUSZ®
MI.NET®
MILLIKEN®
PRATT®
PRATT INDUSTRIAL®
SENTRYX™
SINGER®
U.S. PIPE VALVE AND HYDRANT

©2025 Mueller Water Products, Inc.
Trademarks referred to herein are owned by Mueller International, LLC or other affiliates of Mueller Water Products, Inc.

MUELLER Mueller Water Products

Mueller Water Products

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/MWA or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR each nominee for director listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Christian A. Garcia	☐	☐	☐
02 - Brian C. Healy	☐	☐	☐
03 - Paul McAndrew	☐	☐	☐
04 - Christine Ortiz	☐	☐	☐
05 - Gregg C. Sengstack	☐	☐	☐
06 - Jeffery S. Sharritts	☐	☐	☐
07 - Bentina Chisolm Terry	☐	☐	☐
08 - Stephen C. Van Arsdell	☐	☐	☐
09 - Leland G. Weaver	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

9 2 B M

047V0A

The 2026 Annual Meeting of Stockholders of Mueller Water Products, Inc. will be held on
Monday, February 9, 2026 at 10:00 am ET, virtually via the internet at meetnow.global/MU9QMJT.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the 2026 Annual Meeting of Stockholders of Mueller Water Products, Inc.
The Proxy Statement and the 2025 Annual Report are available at:
www.envisionreports.com/MWA

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MWA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Mueller Water Products, Inc.

Notice of 2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — February 9, 2026

Marietta Edmunds Zakas, Chason A. Carroll and Barbara A. Smucygz, or any of them, each with the power of substitution (the "Proxies"), are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2026 Annual Meeting of Stockholders of Mueller Water Products, Inc. to be held on February 9, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each nominee for director to the Board of Directors and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

MUELLER Mueller Water Products VOTE

Online

Go to **www.envisionreports.com/MWA** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Mueller Water Products, Inc. Annual Meeting to be Held on February 9, 2026.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Mueller Water Products, Inc. annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2025 Annual Report to stockholders are available at:

www.envisionreports.com/MWA

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/MWA.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before January 26, 2026 to facilitate timely delivery.

2 N O T

047VVB

Stockholder Meeting Notice

The 2026 Annual Meeting of Stockholders of Mueller Water Products, Inc. will be held Monday, February 9, 2026 at 10:00 a.m., ET, virtually via the Internet at meetnow.global/MU9QMJT. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR each nominee for director listed and FOR Proposals 2 and 3:

1. Election of Directors:
   01 - Christian A. Garcia
   02 - Brian C. Healy
   03 - Paul McAndrew
   04 - Christine Ortiz
   05 - Gregg C. Sengstack
   06 - Jeffery S. Sharritts
   07 - Bentina Chisolm Terry
   08 - Stephen C. Van Arsdell
   09 - Leland G. Weaver
2. To approve, on an advisory basis, the compensation of the Company's named executive officers.
3. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2026.
4. To transact any other business properly brought before the Annual Meeting and any reconvened or rescheduled meeting following any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 12, 2025 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/MWA**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Mueller Water Products, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by January 26, 2026.